                                                                   EXHIBIT 10.13

                             MASTER LEASE AGREEMENT

                                     BETWEEN

                EMERALD-CEDAR HILLS, INC. A FLORIDA CORPORATION,
                  EMERALD-GOLFVIEW, INC. A FLORIDA CORPORATION,
               EMERALD-SOUTHERN PINES, INC. A FLORIDA CORPORATION
                                       AND
                 EMERALD-GOLFCREST, INC., A FLORIDA CORPORATION

                             (COLLECTIVELY, LESSOR)

                                       AND

                        SENIOR CARE FLORIDA LEASING, LLC
                      A DELAWARE LIMITED LIABILITY COMPANY

                                    (LESSEE)

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

ARTICLE 1........................................................................................................1

   1.1     Lease and Leased Properties...........................................................................1
   1.2     Master Lease of Leased Properties.....................................................................2
   1.3     Definitions...........................................................................................3

ARTICLE 2........................................................................................................9

   2.1     Term; Commencement Date...............................................................................9

ARTICLE 3........................................................................................................9

   3.1     Representations, Warranties and Covenants of Lessor...................................................9

ARTICLE 4.......................................................................................................11

   4.1     Base Rent............................................................................................11
   4.2     Additional Rent......................................................................................11
   4.3     Additional Charges...................................................................................11
   4.4     Late Payment.........................................................................................11
   4.5     Net Lease............................................................................................11
   4.6     Method of Payment of Rent............................................................................12
   4.7     Adjustment of Base Rent..............................................................................12

ARTICLE 5.......................................................................................................12

   5.1     Property Taxes.......................................................................................12
   5.2     Notice of Taxes......................................................................................13
   5.3     Proration of Taxes...................................................................................13
   5.4     License Fees and Business Taxes......................................................................13
   5.5     Utility Charges......................................................................................13
   5.6     Insurance Premiums...................................................................................13

ARTICLE 6.......................................................................................................14

   6.1     Ownership of the Leased Properties...................................................................14
   6.2     Lessee's Personal Property...........................................................................14
   6.3     Grant of Security Interest in Lessee's Personal Property and Accounts................................14

ARTICLE 7.......................................................................................................15

   7.1     Licenses and Permits.................................................................................15
   7.2     Use of the Leased Properties.........................................................................15
   7.3     Environmental Matters................................................................................16

ARTICLE 8.......................................................................................................17

   8.1     Maintenance and Repair...............................................................................17
   8.2     Surrender............................................................................................18
   8.3     Replacement Property.................................................................................18
   8.4     Signage..............................................................................................19

ARTICLE 9.......................................................................................................19

   9.1     Improvements, Alterations and Additions by Lessee....................................................19
   9.2     Liens................................................................................................19

ARTICLE 10......................................................................................................20

   10.1    Permitted Contests...................................................................................20

ARTICLE 11......................................................................................................20

   11.1    General Insurance Requirements.......................................................................20
   11.2    Replacement Cost.....................................................................................21
   11.3    Waiver of Subrogation................................................................................21
   11.4    Lessee's Personal Property...........................................................................22
   11.5    Blanket Policy.......................................................................................22

ARTICLE 12......................................................................................................22

   12.1    Insurance Proceeds Payable on Damage or Destruction..................................................22
   12.2    Restoration in the Event of Damage or Destruction Covered............................................22
   12.3    Lessee's Personal Property; Business Interruption....................................................23
   12.4    Excess Proceeds......................................................................................24
   12.5    Standard of Work.....................................................................................24
   12.6    Effect of Termination................................................................................24
   12.7    Failure to Repair....................................................................................24
   12.8    Unavoidable Delays...................................................................................24

ARTICLE 13......................................................................................................24

   13.1    Condemnation.........................................................................................24
   13.2    Awards...............................................................................................25
   13.3    Standard of Work.....................................................................................25
   13.4    Failure to Repair....................................................................................26
   13.5    Unavoidable Delays...................................................................................26

ARTICLE 14......................................................................................................26

   14.1    Event of Default.....................................................................................26
   14.2    Remedies.............................................................................................27
   14.3    Additional Expenses..................................................................................29
   14.4    Legal Expenses.......................................................................................29

ARTICLE 15......................................................................................................29

   15.1    Lessor's Right to Cure Lessee's Default..............................................................29

ARTICLE 16......................................................................................................29

   16.1    Holding Over.........................................................................................29

ARTICLE 17......................................................................................................30

   17.1    Subordination, Non-Disturbance and Attornment........................................................30
   17.2    Facility Mortgage Agreements.........................................................................30
   17.3    Estoppel Certificates................................................................................31
   17.4    Relationship of Lessee to Existing Facility Mortgage.................................................31

ARTICLE 18......................................................................................................31

   18.1    Indemnification......................................................................................31

ARTICLE 19......................................................................................................32

   19.1    Assignment and Subletting............................................................................32

ARTICLE 20......................................................................................................33

   20.1    Lessor's Right to Inspect............................................................................33

ARTICLE 21......................................................................................................33

   21.1    Quiet Enjoyment......................................................................................33
   21.2    No Encumbrance by Lessor.............................................................................33

ARTICLE 22......................................................................................................33

   22.1    Notices..............................................................................................33

ARTICLE 23. [INTENTIONALLY OMITTED].............................................................................34

ARTICLE 24......................................................................................................34

   24.1    Lessor's Event of Default............................................................................34
   24.2    Legal Expenses.......................................................................................35

ARTICLE 25......................................................................................................35

   25.1    Miscellaneous........................................................................................35

ARTICLE 26......................................................................................................36

   26.1    Arbitration..........................................................................................36

                             MASTER LEASE AGREEMENT

         THIS MASTER LEASE AGREEMENT ("Lease") is made and entered into as of the 1st day of May, 2003 by and between EMERALD-CEDAR HILLS, INC. a Florida corporation, EMERALD-GOLFVIEW, INC. a Florida corporation, EMERALD-SOUTHERN PINES, INC. a Florida corporation and EMERALD-GOLFCREST, INC., a Florida corporation (herein collectively called the "Lessor") and SENIOR CARE FLORIDA LEASING, LLC, a Delaware limited liability company (herein called the "Lessee").

                                    RECITALS

         WHEREAS, Lessor owns certain real property located in the State of Florida as more particularly described on EXHIBITS A-1 THROUGH A-4 attached hereto on which there are located four (4) existing fully licensed nursing home facilities owned and operated by Lessor; and

         WHEREAS, Lessor desires to lease said facilities to the Lessee, and Lessee desires to lease the same from Lessor, upon the terms, covenants and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties to this Lease hereby covenant and agree as follows:

                                   ARTICLE 1.

         1.1 LEASE AND LEASED PROPERTIES. Upon and subject to the covenants, stipulations, terms and conditions hereinafter set forth, Lessor hereby leases, demises and lets to Lessee, and Lessee hereby leases, rents and hires from Lessor, for the Term hereof (beginning on the Commencement Date as more particularly set forth herein) the following described property (collectively, the "Leased Properties"):

                  1.1.1 the real property more particularly described in EXHIBIT A-1 THROUGH A-4 attached hereto and made a part hereof, together with all easements, rights, hereditaments and appurtenances thereto belonging or otherwise benefiting such real property including any easements, rights, rights of access, ingress and egress, parking or traffic circulation, or other interests of Lessor in, on or to any land, highway, street, road or avenue, open or proposed, in, on, across, in front of, abutting or adjoining such real property and any adjacent real property (the "Land").

                  1.1.2 the Facilities (as hereinafter defined) and all structures, Fixtures (as hereinafter defined) and other improvements of every kind now or hereafter situated on the Land including, but not limited to, alleyways, crosswalks, sidewalks, utility pipes, conduits and lines (on-site and off-site), drainage and all above-ground and underground utility structures drives, parking areas and roadways appurtenant to such improvements (collectively, the "Leased Improvements");

                  1.1.3 to the extent owned and installed in the Leased Improvements by Lessor, all permanently affixed equipment, machinery, fixtures, and other items of real and/or personal property, so permanently affixed or attached to or incorporated into the Land or Leased Improvements such that an interest in them arises under applicable real estate law and the same are deemed to be fixtures and accessions to the land and a part thereof, including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Land or Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus (other than individual units), sprinkler systems and fire and theft protection equipment, and built-in oxygen and vacuum systems, together with all replacements, modifications, alterations and additions thereto (collectively, the "Fixtures"), but specifically excluding all items included within the category of Lessee's Personal Property as defined below;

                  1.1.4 to the extent owned and installed in the Leased Improvements by Lessor, all equipment, machinery, furnishings, furniture, trade fixtures, appliances, computers (and all associated software) and other items of personal property, and all components thereof, now or hereafter installed on the Land by Lessor and used, maintained or operated in connection with the Leased Improvements (collectively, "Lessor's Personal Property"), but specifically excluding all items included within the category of Lessee's Personal Property; and

                  1.1.5 to the extent permitted by law, all permits, approvals and other intangible property or any interest therein now or hereafter owned or held by Lessor in connection with the Leased Properties or the use thereof or any business or businesses now or hereafter conducted by Lessee therefrom, including all licenses, permits, contract rights, agreements, water rights and reservations, zoning rights, business licenses and warranties (including those relating to construction or fabrication) related to the Leased Properties, or any part thereof, specifically including the right to use of, and Lessor hereby grants to Lessee the exclusive right to the use of the names "Emerald-Golfview," "Emerald-Golfcrest," "Emerald-Southern Pines," "Emerald-Cedar Hills" and any combinations and derivatives thereof (collectively, "Lessor's Permits and General Intangibles").

         1.2 MASTER LEASE OF LEASED PROPERTIES. The Leased Properties are leased subject to all covenants, conditions, restrictions, easements and other matters affecting each of the Leased Properties, whether or not of record, including the Permitted Encumbrances and other matters which would be disclosed by an inspection of the Leased Properties or by an accurate survey thereof, provided, however, that the foregoing matters shall not materially interfere with the Primary Intended Use of Leased Properties by Lessee as set forth in this Lease.

         This Lease constitutes one indivisible lease of the Leased Properties to the Lessee, and not separate leases governed by similar terms. The Leased Properties constitute one economic unit, and the Base Rent and all other provisions have been negotiated and agreed to based on a demise of all of the Leased Properties as a single, composite, inseparable transaction and would have been substantially different had separate leases or a divisible lease been intended. Except as expressly provided herein for specific, isolated purposes (and then only to the extent expressly otherwise stated), all provisions of this Lease apply equally and uniformly to all the Leased Properties as one unit. An Event of Default with respect to any of the Leased Properties is an Event of Default as to all of the Leased Properties. The parties intend that the provisions of this Lease shall at all times be construed, interpreted and applied so as to carry out their mutual objective to create an indivisible lease of all the Leased Properties and, in particular but without limitation, that for purposes of any assumption, rejection or assignment of this Lease under 11 U.S.C. 365, this instrument, shall be one indivisible and non-severable lease and executory contract dealing with one legal and economic unit which must be assumed, rejected or assigned as a whole with respect to all and only all the Leased Properties covered hereby.

         1.3 DEFINITIONS. For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as at the time applicable, consistently applied, (iii) all references in this Lease to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease and (iv) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision. For purposes of this Lease, the following terms shall have the meanings indicated:

         Additional Charges: All Impositions and other amounts, liabilities and obligations which Lessee assumes or agrees to pay under this Lease.

         Advocat: Advocat Inc. a Delaware corporation.

         AmSouth: AmSouth Bank N.A.

         AmSouth Loan Documents: The documents evidencing and securing the indebtedness of Advocat and its Affiliates to AmSouth as of the effective date of this Agreement.

         Assessment: Any governmental assessment on any of the Leased Properties or any part thereof for public or private improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term.

         Affiliate: When used with respect to any corporation or partnership, the term "Affiliate" shall mean any person which, directly or indirectly, controls or is controlled by or is under common control with such corporation or partnership. For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting shares, partnership interests or other equity interests. The term "person" shall mean any natural person, trust, partnership, corporation, joint venture or other legal entity.

         Base Rent: During the Term, the base rent shall be calculated on the basis of One Million Four Hundred Ninety-Eight Thousand and No/100 Dollars ($1,498,000.00) per annum, payable in equal monthly installments of One Hundred Twenty-Four Thousand Eight Hundred Thirty-

Three and 34/100 Dollars ($124,833.34) each; provided, however, that Base Rent for any partial Lease Year shall be pro-rated based on the number of days elapsed in such Lease Year.

         Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which federally chartered banks located in the State of Florida, are authorized, or obligated, by law or executive order, to close.

         Charge: As defined in Article 10, Section 10.1.

         Commencement Date: As defined in Article 2.1.

         Cost of Operations: All costs and expenses of operation of the Facilities, determined on an accrual basis using GAAP, including every cost or expense incurred in the discharge of matters heretofore referred to as being the responsibility of DMSC as manager under the February 20, 1996 Management Agreements between DMSC and each of the Lessor entities as a part of the obligation of DMSC to operate and manage the Facilities in a prudent manner, but expressly excluding Base Rent hereunder, depreciation or amortization of real or personal property used in the operation of the Facilities, management fees, if any, debt service and capital expenditures.

         DMSC: Diversicare Management Services Co., a Tennessee corporation.

         Encumbrance: Any mortgage, deed of trust, lien, encumbrance or other matter affecting title to the Leased Properties, or any portion thereof or interest therein, securing any borrowing or other means of financing or refinancing.

         Existing Facilities Mortgage: As defined in Article 17, Section 17.1.

         Facility and Facilities: A fully licensed nursing home or, plurally, the fully licensed skilled nursing home facilities located on the Land.

         Facility Mortgagee: The secured party to a Facility Mortgage, including without limitation Omega.

         Force Majeure: An event or condition beyond the control of a Person, including without limitation a flood, earthquake, or other Act of God; a fire or other casualty resulting in a complete or partial destruction of the Facility in question; a war, revolution, riot, civil insurrection or commotion, terrorism, or vandalism; unusual governmental action, delay, restriction, or regulation not reasonably to be expected; a contractor or supplier delay or failure in performance (not arising from a failure to pay any undisputed amount due), or a delay in the delivery of essential equipment or materials; bankruptcy or other insolvency of a contractor, subcontractor, or construction manager (not an Affiliate of the party claiming Force Majeure); a strike, slowdown, or other similar labor action; or any other similar event or condition beyond the reasonable control of the party claiming that Force Majeure is delaying or preventing such party from timely and fully performing its obligations under this Lease.

         Full Replacement Cost: As defined in Article 11, Section 11.2.

         GAAP: Generally accepted accounting principles in effect at the time in question.

         Gross Revenues: All revenues received or receivable from or by reason of the operation of the Facilities, or any other use of the Leased Properties, including without limitation all patient revenues received or receivable for the use of or otherwise by reason of all rooms, beds, and other facilities provided, meals served, services performed, space or facilities subleased or goods sold on the Leased Properties and, except as provided below, any consideration received for any sublease, license or other arrangement with an unrelated third party in possession, or using, any portion of the Leased Properties. Gross Revenues shall not, however, include:

         (i) revenue from professional fees or charges by physicians when and to the extent such charges are paid over to such physicians or are accompanied by separate charges for use of a Facility or any portion thereof,

         (ii) non-operating revenues such as interest income or income from the sale of assets not sold in the ordinary course of business,

         (iii) contractual allowances and reasonable reserves (relating to any period during the Term) for billings not paid by or received from the appropriate governmental agencies, third party providers or other payors,

         (iv) all proper patient billing credits and adjustments according to generally accepted accounting principles relating to health care accounting, and

         (v) federal, state or local sales or excise taxes and any tax based upon or measured by said revenues which is added to or made a part of the amount billed to the patient or other recipient of such services or goods, whether included in the billing or stated separately.

         If any one or more of the Leased Properties or any part thereof is subleased, or a license permitting the use thereof is granted to an Affiliate of Lessee, Gross Revenues shall include all revenues received or receivable by the sublessee or licensee from its use of the Leased Properties and any rent or equivalent payment by the sublessee or licensee received or receivable by Lessee from such sublease or licensee shall be excluded from Gross Revenues (provided, however, that in the case of a sublease of space for the placement or erection of antennae or similar device, the rent or equivalent payment shall be included in Gross Revenues).

         Guarantor(s): Advocat, DMSC and Advocat Finance Inc., a Delaware corporation

         Guaranty: The Guaranty of even date herewith executed by the Guarantor(s).

         Hazardous Materials: Any material or substance that is defined or classified under any Hazardous Materials Laws as a hazardous or toxic substance, material, waste or pollutant, or toxic or hazardous pursuant to regulations promulgated now or hereafter under any Hazardous Materials Laws, or presents a risk to human health or the environment under other applicable federal, state or local laws, ordinances, or regulations, as now in effect or as may be passed or promulgated in the future. "Hazardous Materials" specifically includes asbestos or any substance containing asbestos, the group of organic compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, medical waste, chemicals known to cause cancer or reproductive toxicity, pollutants, effluents, contaminants, emissions or related materials, petroleum and petroleum based products, and urea formaldehyde.

         Hazardous Materials Law: Any federal, state or local law, regulation or ordinance relating to environmental conditions, medical waste and industrial hygiene, including the Resource Conservation and Recovery Act of 1976 ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Hazardous Materials Transportation Act, the Federal Water Pollution Control Act, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Safe Drinking Water Act, and all similar federal, state and local environmental statutes and ordinances, whether heretofore or hereafter enacted or effective and all regulations, orders, or decrees heretofore or hereafter promulgated thereunder.

         Impositions: Collectively, all taxes (including, without limitation, all capital stock and franchise taxes of Lessor, and all ad valorem, sales and use, single business, gross receipts, transaction privilege, rent or similar taxes to the extent the same are assessed against Lessor on the basis of its interest in the prospective Leased Properties), assessments (including Assessments), ground rents, water, sewer or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Properties or the businesses conducted thereon by Lessee and/or the Rent (including all interest and penalties thereon), which at any time prior to, during or in respect of the Term may be assessed or imposed on or in respect of or be a lien upon (i) Lessor or Lessor's interest in the Leased Properties, (ii) Leased Properties or any part thereof or any rent therefrom or any estate, right, title or interest therein, (iii) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Properties or the leasing or use of the Leased Properties or any part thereof, or (iv) the Rent; notwithstanding the foregoing, Impositions shall not include: (i) except as provided above, any tax imposed on Lessor's gross and/or net income whether generally or specifically arising in connection with the Leased Properties, or
(ii) any transfer or other tax imposed with respect to the sale, exchange or other disposition by Lessor of the Leased Properties or any part thereof or the proceeds thereof. If a tax is assessed against Lessor in part based on Lessor's interest in the Leased Properties and in part based on Lessor's gross and/or net income, the portion of the tax which is based on Lessor's interest in the Leased Properties shall be treated as an Imposition.

         Lessee's Incidental Personal Property: As defined in Article 6, Section 6.2.

         Lease Year: A period of twelve (12) successive calendar months commencing on the Commencement Date (as defined in Article 2 hereof) and on the same date in each successive calendar year during the Term of this Lease.

         Management Agreement: Any agreement pursuant to which management of a Facility is delegated by Lessee to any person not an employee of Lessee; provided, however, that at all times that the Lessee under this Lease is Senior Care Florida Leasing, LLC, a Delaware limited liability company (or another affiliate of Advocat), then the term "Management Agreement" shall mean collectively the four (4) separate Management Agreements of even date with this Lease with DMSC as Manager of the Facilities.

         Manager: The Person to which management of the operation of a Facility is delegated pursuant to a Management Agreement; provided, however, that at all times the Lessee under this Lease is Senior Care Florida Leasing, LLC a Delaware limited liability company, (as another affiliate of Advocat), then the term "Manager" shall mean DMSC as Manager of the Facilities.

         Net Income: For any period, the net income (or loss) of Lessee and its subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, provided, however, that Lessee's Net Income shall not include:

                  (a) any after-tax gains or losses attributable to returned surplus assets of any pension-benefit plan;

                  (b)      any extraordinary gains or nonrecurring gains;

                  (c) any gains or losses realized upon the sale or other disposition of property which is not sold or otherwise disposed of in the ordinary course of business;

                  (d) any gains or losses realized upon the sale or other disposition of any capital stock of any Person;

                  (e) any gains from the disposal of a discontinued business;

                  (f) the cumulative effect on prior years of any change in an accounting principle;

                  (g) the income or loss of any Person acquired by Lessee or an Affiliate in a pooling of interests transaction for any period prior to the date of such acquisition;

                  (h) the income from any sale of assets in which the book value of such assets had been the book value of any Person acquired in a pooling-of-interests transaction prior to the date such Person became an Affiliate of Lessee;

                  (i) the income (or loss) of any Person (other than a subsidiary) in which Lessee has an ownership interest; provided, however, that (i) Lessee's Net Income shall include amounts in respect of the income of such Person when actually received in cash by Lessee in the form of dividends or similar distributions and (ii) Lessee's Net Income shall be reduced by the aggregate amount of all investments, regardless of the form thereof, made by Lessee in such Person for the purpose of funding any deficit or loss of such Person;

                  (j) the income of Lessee to the extent the payment of such income is not permitted, whether on account of any law, statute, judgment, decree or governmental order, rule or regulation applicable to such Lessee;

                  (k) all amounts included in computing such net income (or loss) in respect of the write-up of any asset or the write-down of any Debt at less than face value after the later of the Commencement Date or the date on which such asset or Debt was first properly included on Lessee's balance sheet.

                  (l) the reduction in income tax expense resulting from an increase in a deferred income tax asset due to the anticipation of future income tax benefits; or

                  (m) the reduction in income tax expense resulting from an increase in a deferred income tax asset or from a decrease in a deferred income tax liability due to a change in a statutory tax rate.

         New Sub: One or more subsidiaries of Senior Care Florida Leasing, LLC established for the purpose of becoming a Sublessee hereunder.

         Non Disturbance Agreement: As defined in Article 17, Section 17.1.

         Notice: Any notice given hereunder in accordance with Article 22 hereof.

         Omega: Omega Healthcare Investors, Inc., a Maryland corporation.

         Overdue Rate: On any date, a rate of interest equal to three and one-half percent (3 1/2%) above the Prime Rate, but in no event greater than the maximum rate then permitted under applicable law.

         Permitted Alteration: As defined in Article 9, Section 9.1.

         Permitted Assignment: As defined in Article 19, Section 19.1.

         Pledge Agreement or Pledge Agreements, as applicable, means one or more of the Pledge Agreements executed by Diversicare Leasing Corp. respecting its equity interests in the Lessee or by the Lessee respecting its equity interests in the New Subs.

         Primary Intended Use: As defined in Article 7, Section 7.2, Subsection 7.2.1.

         Prime Rate: On any date, a rate of interest equal to the annual rate of interest published by The Wall Street Journal, from time to time, as the Prime Rate (such rate is currently published in the column "Money Rates" as the "base rate on corporate loans posted by at least 75% of the nation's 30 largest banks"). If a range of rates is published as the Prime Rate by The Wall Street Journal, then the "Prime Rate", for the purposes of this Lease, shall be the highest rate in such range. Each change in the Prime Rate as published by The Wall Street Journal shall be effective, for the purposes of this Lease, to change the Interest Rate as of the date that such change is published in The Wall Street Journal.

         Rent: Collectively, the Base Rent, Additional Rent and Additional Charges.

         Replaced Property: As defined in Article 8, Section 8.1.

         Replacement Property: As defined in Article 8, Section 8.1.

         Security Agreement: The Security Agreement dated as of the date hereof between Lessor as secured party and Lessee as debtor.

         State: The State of Florida.

         Sublessee: A permitted sublessee of Lessee pursuant to the conditions of Section 19.1.

         Taxes: As defined in Article 5, Section 5.1.

         Term: Term of this Lease; Lease Term; Term hereof: As and when used in this Lease, the foregoing defined terms each shall mean and include the initial term of this Lease as defined in Article 2 hereof, and, to the extent this Lease is extended and renewed, the renewal term of this Lease.

         Term Expiration Date: December 31, 2005.

                                   ARTICLE 2.

         2.1 TERM; COMMENCEMENT DATE. The term of this Lease (the "Term") and the payment of the Rent due hereunder shall commence on the 1st day of April, 2003 (the "Commencement Date") and shall remain in effect until the Term Expiration Date expiring at midnight on such date, unless terminated sooner pursuant to the provisions of this Lease. In the event that the Commencement Date is a date other than the first day of the month, all Rent otherwise due shall be prorated based upon the number of days elapsed in such month.

                                   ARTICLE 3.

         3.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR. As a material inducement to Lessee to enter into this Lease, Lessor represents, warrants and covenants to Lessee that as of Commencement Date:

                  3.1.1 The Leased Improvements and Lessor's Personal Property are free from any material structural, electrical or mechanical defects and there is no physical condition of the Leased Improvements or Lessor's Personal Property of which Lessor is aware that could reasonably be expected to have a material adverse effect on the Lessee's ability to use and operate the Leased Properties for their Primary Intended Use (as defined in Section 7.2.1 hereof), unless disclosed in writing by Lessor to Lessee prior to the Commencement Date and acknowledged in writing by Lessee.

                  3.1.2 The Land is zoned or classified under applicable zoning ordinances or other land use regulations to permit the use and occupancy of the Lease Properties as skilled nursing facilities. The Leased Improvements are in compliance with all zoning or other land use regulations, public health, building code or other similar laws applicable thereto.

                  3.1.3 Lessor is the sole owner of and will have good and marketable fee simple title to the Leased Properties, free and clear of all liens, encumbrances, rights or claims of other parties, limitations or restrictions on use, or other matters, except for (i) Taxes (as hereinafter defined) for the year 2003 which are not yet due and payable, (ii) easements for the installation and maintenance of public utilities serving the Leased Properties and such other easements that do not adversely affect, impede or hinder the use, occupancy and enjoyment of the Leased Properties by Lessee for its Primary Intended Use and (iii) those matters set forth on EXHIBIT B attached hereto ("Permitted Exceptions"). Lessor has all easements and rights necessary to allow Lessee to use the Leased Properties for its Primary Intended Use.

                  3.1.4 There are no encroachments upon the Land and no encroachments of any Leased Improvements onto adjacent property. None of the Leased Improvements violates set-back, building or side lines nor do they encroach on any easements located on any of the Leased Properties. All utilities serving each of such Facilities are adequate to operate each such Facility for its Primary Intended Use. Each of the Leased Properties has direct access, ingress and egress to and from a publicly dedicated street, road or highway, and there are located on the Land an adequate number of parking spaces to operate each such Facility for its Primary Intended Use.

                  3.1.5 Lessor has complied with, and to the best knowledge of Lessor, all prior owners, operators and occupants of the Leased Properties have complied with, all applicable Hazardous Materials Laws. Except as duly licensed or authorized by appropriate governmental authorities or otherwise permitted by such Hazardous Materials Laws, neither Lessor, its affiliates or agents have allowed the use, generation, treatment, handling, release, emission, manufacture, discharge, voluntary transmission, storage or removal of any Hazardous Materials on, at, over, in, from or upon any of the Leased Properties, nor, to the best knowledge of Lessor, has any of the Leased Properties ever been used for any of the foregoing. To the best knowledge of Lessor, there are no polychlorinated biphenyls or friable asbestos or any substance containing asbestos in condition or amount deemed hazardous by any Hazardous Materials Laws present at any of the Leased Properties. Lessor has not at any time engaged in nor permitted, nor to the best knowledge of Lessor, has any prior owner or any tenant or other occupant of any of the Leased Properties engaged in or permitted, any dumping discharge, disposal, spillage or leakage, whether legal or illegal, accidental or intentional, of Hazardous Materials at, on, in, from or about any of the Leased Properties that would subject such Leased Properties or Lessee to any clean-up obligations imposed by any governmental authorities. Lessor has not received or been issued any notice, demand, request for information, citation, summons, or complaint regarding an alleged failure to comply with any Hazardous Materials Laws. To the best knowledge of Lessor, none of the Leased Properties is subject to any existing, pending or threatened investigation or inquiry by any governmental authority for failure to comply with any Hazardous Materials Laws. To the best knowledge of Lessor, there are no underground storage tanks on the Leased Properties, and, to the best knowledge of Lessor, each of the Leased Properties is free of dangerous levels of naturally emitted radon. To the best knowledge of Lessor, no portion of any of the Leased Properties has ever been used as a landfill, garbage or refuse dump site or waste disposal facility. Lessor will indemnify and hold harmless Lessee from and against all liabilities, obligations, claims, penalties, costs and expenses (including, without limitation, reasonable attorneys fees and expenses) which may be imposed upon, or incurred, suffered by, or asserted against Lessee by reason of the presence, use, maintenance, storage, release, disposal or discharge of any Hazardous Materials on, in, under or from any of the Leased Properties prior to the Commencement Date or any violation of any Hazardous Materials Laws arising out of or relating to conditions, circumstances or events prior to the Commencement Date.

                                   ARTICLE 4.

         4.1 BASE RENT. Lessee covenants and agrees to pay as rent for the Leased Properties during each Lease Year of the Term of this Lease, in lawful money of the United States of America, Base Rent to be paid in twelve (12) equal monthly installments (other than the installment due for the first month which shall be prorated, if appropriate), each due and payable, in advance on the first day of each month of the Term.

         4.2 ADDITIONAL RENT. In addition to the Base Rent, Lessee shall pay as rental under this Lease, on a quarterly basis, additional rent ("Additional Rent") equal to one half of an amount determined as Gross Revenues, less (i) the Cost of Operation, (ii) Base Rent and (iii) a management fee payable to DMSC pursuant to that certain Management Agreement with DMSC as Manager of the Facilities equal to seven percent (7%) of Gross Revenue. An example of the foregoing calculation of Additional Rent is attached hereto as EXHIBIT C solely for illustration purposes. In connection such Additional Rent, Lessee or each Sublessee, as applicable shall submit to Lessor (and to Omega, if and so long as Omega remains a Facility Mortgagee), on or before the forty fifth
(45th) day following the end of a calendar quarter, a reconciliation statement, certified as true and complete by an authorized officer of Lessee, setting forth in detail the Cost of Operations incurred and paid during the prior quarter. Failure to timely furnish the quarterly reconciliation statement and/or to timely pay over the Additional Rent shall constitute an Event of Default.

         4.3 ADDITIONAL CHARGES. In addition to Base Rent and Additional Rent, Lessee shall pay as rental under this Lease as and when due all Additional Charges.

         4.4 LATE PAYMENT. If any installment of Rent owing by Lessee under this Lease shall not be paid within five (5) days of written notice from Lessor, such unpaid amount shall thereafter bear interest at the Overdue Rate from the due date thereof until the date of payment, which Lessee shall pay on demand as a late charge (to the extent permitted by law) and, in such event, the parties hereby agree that such late charge will represent a fair and reasonable estimate of the costs Lessor will incur by reason of the late payment by Lessee.

         4.5 NET LEASE. The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield the full amount of the Rent payable hereunder throughout the Term, subject only to any provisions of the Lease which expressly provide for adjustment or abatement of Rent or other charges.

         4.6 METHOD OF PAYMENT OF RENT. Lessor hereby instructs Lessee to make payment of all Rent due under this Lease directly to Omega as Facility Mortgagee for application, as and when received, to amounts owed by Lessor under the Existing Facility Mortgages. Such instruction by Lessor to make payment directly to Omega as Facility Mortgagee shall be irrevocable during the Term of this Lease. Notwithstanding the foregoing provisions for payment of Rent to Omega as Facility Mortgagee, the first Ten Thousand and No/100 Dollars ($10,000.00) of Rent per Facility per Lease Year (for a total of Forty Thousand and No/100 Dollars ($40,000.00) per Lease Year) shall be paid by Lessee directly to the Lessor to pay certain expenses incurred by the Lessor related to its ownership of the Facilities, including but not limited to income or intangible taxes due and payable by the Lessor, accountant's fees and attorney's fees related to this Lease and/or the preparation of financial statements and tax returns related to ownership of the four (4) Facilities subject to this Lease and any other out-of-pocket expenses for professional services actually incurred by Lessor with regard to this Lease and any of the four (4) Facilities subject to this Lease. Lessee shall be deemed to have discharged its obligations to pay Rent as set forth in this Lease to the extent of any payments made pursuant to these provisions.

         4.7 ADJUSTMENT OF BASE RENT. In the event that this Lease is terminated as to one or more of the Facilities due to a casualty loss as provided under Section 12.2.1 or as a result of condemnation as provided under
Section 13.1.1 or in the event of a sale or other disposition of a Facility by an assignment or subletting under this Lease, then the Base Rent otherwise due and payable under this Lease shall be reduced by the same proportion as the debt under the Facility Mortgage applicable to the affected Facility bears to the entire indebtedness under all Facility Mortgages. Such reduction shall be effective as of the date of the next installment of Base Rent which shall be due and payable after such termination or such disposition.

                                   ARTICLE 5.

         5.1 PROPERTY TAXES. Subject to Article 10 relating to permitted contests, Lessee will pay, or cause to be paid, all real and personal property taxes and assessments levied or assessed against the Leased Properties and applicable to the periods of time within the Term of this Lease (collectively "Taxes") before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing authorities where feasible or required, and will promptly, upon request, furnish to Lessor copies of receipts or other satisfactory proof evidencing such payments. If any such Taxes may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Taxes), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Taxes) in installments and in such event, shall pay such installments during the Term hereof as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto.

         Lessee may, at Lessee's sole cost and expense, protest, appeal or institute such other proceedings as Lessee may deem appropriate to effect a reduction of Taxes and Lessor, at Lessee's expense as aforesaid, shall cooperate with Lessee in such protest, appeal or other action. Lessee shall reimburse Lessor for Lessor's direct costs of cooperating with Lessor in such protest, appeal or other action. If Lessee elects not to contest Taxes, Lessor shall have the right to do so in its own name and at its sole cost and expense. If any refund shall be due from any taxing authority in respect of any Taxes paid by Lessee, the same shall be paid over to or retained by Lessee. In case any person or entity to whom any sum is directly payable by the Lessee under any of the provisions of this Lease shall refuse to accept payment of such sum from the Lessee, the Lessee shall thereupon give written notice of such fact to the Lessor and shall pay such sum directly to Lessor, and Lessor shall thereupon pay such sum to such person or entity. To the extent Lessee so pays any taxes to Lessor, Lessee shall be relieved of its obligation under this Lease to pay such Taxes to the applicable taxing authority to which such Taxes would otherwise be due and to the extent Lessee pays any Taxes due to the applicable taxing authority, Lessee shall be relieved of its obligation under this lease to pay such item as an Additional Charge under this Lease. Lessor and Lessee shall, upon request of the other, provide such data and information as is maintained by the party to whom the request is made with respect to the Leased Properties as may be necessary to prepare any required returns and reports with any taxing authorities.

         5.2 NOTICE OF TAXES. Lessor shall give prompt Notice to Lessee of all Taxes payable by Lessee hereunder of which Lessor at any time has knowledge, but Lessor's failure to give any such Notice shall in no way diminish Lessee's obligations hereunder to pay such Taxes, but such failure shall obviate any default hereunder for a reasonable time after Lessee receives Notice of any Taxes which it is obligated to pay.

         5.3 PRORATION OF TAXES. Taxes imposed in respect of the tax-fiscal period during which the Term of this Lease commences and terminates shall be adjusted and prorated between Lessor and Lessee, whether or not such Taxes is imposed before or after such commencement or termination, so that the Lessor shall be responsible for Taxes assessed and imposed on the Leased Properties prior to the Commencement Date and after the termination of the lease Term. Lessee's obligation to pay its prorated share thereof after termination shall survive such termination.

         5.4 LICENSE FEES AND BUSINESS TAXES. Lessee shall pay directly to the applicable taxing or governmental authority having jurisdiction all license fees (including all application fees), business occupation taxes and sales taxes, if any, charged or assessed by the State of Florida and any political subdivision thereof for the licensing and operation of skilled nursing facilities applicable to periods of time within the Term of this Lease which are levied, rated, charged or assessed against or in respect of the business carried on in the Leased Properties by Lessee or in respect of the use, operation or occupancy thereof or any part thereof by the Lessee.

         5.5 UTILITY CHARGES. Lessee will pay or cause to be paid when due, to the appropriate supplier, all charges and deposits for electricity, power, gas, oil, water and all other utilities used in, on or by the Leased Properties during the Term.

         5.6 INSURANCE PREMIUMS. Lessee will contract for, in its own name, and will pay or cause to be paid all premiums for the insurance coverage required to be maintained by Lessee pursuant to Article 11 during the Term.

                                   ARTICLE 6.

         6.1 OWNERSHIP OF THE LEASED PROPERTIES. Lessee acknowledges that each of the Leased Properties is the Property of Lessor and that Lessee has only the right to the exclusive possession and use of the Leased Properties upon the terms and conditions of this Lease. Lessee will not, at any time during the
Term: (i) file any income tax return or other associated documents; (ii) file any other document with or submit any document to any governmental body or authority; (iii) enter into any written contractual arrangement; or (iv) release any financial statements of Lessee, in each case, that takes a position other than that Lessor is the owner of the Leased Properties for federal, state and local income tax purposes and that the Lease is a "true lease".

         6.2 LESSEE'S PERSONAL PROPERTY. All machinery, equipment, furniture, furnishings, inventory, supplies, movable walls or partitions, computers (and all associated software), trade fixtures or other personal property at the Leased Properties now or hereafter owned by Lessee (or leased by Lessee from parties other than Lessor) and located at or used in connection with the business operated by Lessee on the Leased Properties, together with all replacements, alterations, additions and accessions thereto, shall belong to Lessee and be a part of "Lessee's Personal Property." Lessee may, at its expense, from time to time during the Term of this Lease install, affix or assemble or place on the Land or in the Leased Improvements any items of the Lessee's Personal Property and may remove, replace or substitute for the same, from time to time, in the ordinary course of Lessee's business. Such property shall at all times remain the personal property of Lessee. Except for those items of Personal Property listed on EXHIBIT D attached hereto and subject, however, to the prior rights, if any, held by AmSouth under the AmSouth Loan Documents or any extensions, renewals, amendments, modifications or replacements thereof, upon the expiration of the Term or the earlier termination of this Lease, without the payment of any additional consideration by Lessor, Lessee shall be deemed to have sold, assigned, transferred and conveyed to Lessor all of Lessee's right, title and interest in and to any of Lessee's Personal Property that, in Lessor's reasonable judgment, is necessary or integral to the Primary Intended Use (or if some other use thereof has been approved by Lessor as required herein, such other use as is then being made by Lessee) and Lessor shall have the option to purchase any of Lessee's Personal Property that is not then necessary or integral to such use ("Lessee's Incidental Personal Property") for an amount equal to the then book value thereof. Such option shall be exercised by written notice to Lessee not more than 120 days nor less than ninety (90) days before expiration of the Term. In connection with any Personal Property sold, assigned, transferred or conveyed to Lessor pursuant to the preceding sentence, Lessor shall assume any lease or equipment financing obligations of Lessee. Without Lessor's prior written consent, Lessee shall not remove Lessee's Personal Property that is in use at the expiration or earlier termination of the Term from the Leased Properties until such option to purchase has expired or been sooner waived in writing by Lessor. Any of Lessee's Incidental Personal Property that is not purchased by Lessor pursuant hereto, together with the Personal Property listed on EXHIBIT D attached hereto, may be removed by Lessee.

         6.3 GRANT OF SECURITY INTEREST IN LESSEE'S PERSONAL PROPERTY AND ACCOUNTS. Subject to the prior written consent of AmSouth (and subject further to any terms conditions or limitations required for or arising from such consent and approvals), the Lessee will grant to Lessor a security interest in the Collateral as defined in the Security Agreement, which includes, without limitation, Lessee's Personal Property as defined herein and Lessee's Accounts as defined in the Security Agreement.

                                   ARTICLE 7.

         7.1 LICENSES AND PERMITS. Lessee shall make timely application to such governmental regulatory bodies as may be required for the issuance of licenses to operate the Facilities as skilled nursing homes and provide to Lessor written confirmation of filing by the Lessee of its application for licensure and status thereof. Lessee shall diligently pursue the issuance of such licenses. Lessor shall cooperate with and use commercially reasonable efforts, where necessary or required, to assist Lessee in obtaining licenses. Lessor shall commit no act that would hinder Lessee's ability to obtain licensure to operate the Facilities as a nursing homes. At no time during the Term of this Lease shall Lessee surrender its license to operate the Leased Properties as nursing homes, nor transfer or make any attempt to transfer its licenses to operate the Leased Properties as skilled nursing homes either in whole or in part, to any other location or facility. Lessor covenants that during the Term of this Lease it will cooperate with Lessee and use commercially reasonable efforts, where necessary or required from Lessor as the owner of the Leased Properties, to enable Lessee to obtain and maintain any licenses, permits and approvals needed by Lessee to use and operate the Leased Properties for their Primary Intended Use under applicable local, state and federal law.

         7.2      USE OF THE LEASED PROPERTIES.

                  7.2.1 PRIMARY INTENDED USE. Lessee shall use or cause the Leased Properties to be used as skilled nursing home facilities licensed by the State of Florida for the provision of skilled nursing services to the elderly and/or other health-care oriented services for the elderly, and, in connection therewith, may use the Leased Properties for the provision of food services, recreational services, rehabilitative and/or health care services and for such other uses as may be necessary or incidental to such use (such use is herein referred to as the "Primary Intended Use"). Lessee shall not use the Leased Properties or any portion thereof for any other use without the prior written consent of Lessor, which consent will not be unreasonably withheld. No use shall be made or permitted to be made of the Leased Properties by Lessee, and no acts shall be done, which will cause the cancellation of any insurance policy covering any Leased Properties, or any part thereof, nor shall Lessee sell or otherwise provide to residents or patients therein, or permit to be kept, used or sold in or about the Leased Properties any article which may be prohibited by law or by the standard form of fire insurance policies, or any other insurance policies required to be carried hereunder, or fire underwriter's regulations. Lessee shall not use the Leased Properties for any unlawful purposes.

                  7.2.2 NO WASTE. Lessee shall not commit or suffer to be committed any waste on the Leased Properties, or in the Facilities, nor shall Lessee cause or permit any nuisance thereon.

                  7.2.3 NO TITLE. Lessee shall neither suffer nor permit the Leased Properties or any portion thereof, to be used in such a manner as (i) might reasonably tend to impair

         Lessor's title thereto or to any portion thereof, or (ii) may reasonably make possible a claim or claims for adverse possession.

                  7.2.4 COMPLIANCE. Except as otherwise provided and described in EXHIBIT E, Lessee shall, at all times during the Term hereof, comply with the rules and regulations of the State of Florida, with regard to the operation of the nursing home facilities on the Leased Properties. In conjunction with Lessee's compliance, it agrees to promptly upon its receipt thereof provide Lessor with copies of all annual surveys, follow-up surveys, special surveys and all correspondence between Lessee and the State of Florida concerning surveys of the Leased Properties. Lessee shall notify Lessor within three (3) Business Days of its receipt in writing from any federal or state governmental or regulatory agency having jurisdiction of any termination or enforcement notice of any kind pertaining to the operation of the Facilities as a nursing home facilities.

                  7.2.5 EASEMENTS. Lessor will, from time to time, at the request of Lessee and at Lessee's cost and expense, but subject to the approval of Lessor and any Facility Mortgagee (a) grant easements and other rights in the nature of easements, (b) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Properties, (c) dedicate or transfer unimproved portions of the Leased Properties for road, highway or other public purposes, (d) execute petitions to have the Leased Properties annexed to any municipal corporation or utility district, (e) execute amendments to any covenants and restrictions affecting the Leased Properties, and (f) execute and deliver to any person such instruments as may be necessary or appropriate to conform or effect such grants, releases, dedications and transfers (to the extent of its interest in the Leased Properties), provided that such grant, release, dedication, transfer, petition or amendment is required or beneficial for and not detrimental to the properties conduct of the business of Lessee on the Leased Properties and does not reduce the value thereof.

         7.3 ENVIRONMENTAL MATTERS. Lessee will not store (except in compliance with all statutes, laws, ordinances, rules and regulations) and will not dispose of any medical waste, hazardous waste, contaminants, oil, radioactive or other material ("Hazardous Materials") the removal of which is required or the maintenance of which is prohibited or penalized by any applicable federal, state or municipal statutes, laws, ordinances, rules or regulations ("Hazardous Materials Laws") on the Leased Properties or otherwise, (except in compliance with all statutes, laws, ordinances, rules and regulations) and will not directly or indirectly transport or arrange for the transportation of any Hazardous Materials (except in compliance with all statutes, laws, ordinances, rules and regulations). Lessee covenants and agrees to maintain all of the Leased Properties at all times free of any Hazardous Materials, (except in compliance with all statutes, laws, ordinances, rules and regulations). As to the Leased Properties, Lessee agrees promptly: (i) to observe and comply with any and all statutes, laws, ordinances, rules and regulations, licensing requirements or conditions relating to the use, maintenance and disposal of Hazardous Materials and all orders or directives from any official, court or agency of competent jurisdiction relating to the use or maintenance or requiring the removal, treatment, remediation, containment or other disposition thereof, and (ii) to pay or otherwise dispose of any fine or charge related thereto which, if unpaid, would constitute a lien on the Leased Properties (other than any fine or charge that Lessee establishes was caused by Lessor, its predecessors in interest or those for whom the Lessor is in law responsible), unless contested in good faith by appropriate proceedings and in accordance with the provisions of Article 10, and the right to use and the value of the Leased Properties is not materially and adversely affected thereby.

         Lessee will protect, indemnify and save harmless Lessor, its principals, officers, directors, agents and employees from and against all liabilities, obligations, claims, damages, penalties, costs and expenses (including, without limitation, reasonable attorneys fees and expenses) which may be imposed upon or incurred by or asserted against any of them by reason of any failure on the part of Lessee to perform or comply with any of the terms of this Section 7.3. Anything herein to the contrary notwithstanding, Lessor acknowledges and agrees that the terms of this Section 7.3, and the representations, warranties, agreements and indemnity set forth herein, shall not be deemed to apply to (i) any Hazardous Materials present or suspected to be present in, on or under the Leased Properties, or any portion thereof, including the soil, groundwater or soil vapor, as a result of any use, maintenance, storage, discharge, dumping, release or spillage (accidental or otherwise) of any Hazardous Materials on, upon or onto the Leased Properties, or any portion thereof, prior to the Commencement Date, or (ii) any violation of any Hazardous Materials Laws by Lessor or Lessor's predecessors in interest or those for whom the Lessor is in law responsible, their respective officers, employees, contractors and agents, prior to the Commencement Date or (iii) any violation of any Hazardous Materials Laws occurring during the Term of this Lease which arises out of the presence, release or discharge of Hazardous Materials in, on, under or from the Leased Properties prior to the Commencement Date (each a "Prior Environmental Condition"). Lessor agrees to promptly observe and comply with all orders or directives from any official, court or agency of competent jurisdiction requiring the removal treatment, remediation, containment or other disposition of any Prior Environmental Condition and to pay or otherwise dispose of any fine or charge related to any Prior Environmental Condition which, if unpaid, would constitute a lien on the Leased Properties, unless contested in good faith by appropriate proceedings and the right to use and the value of the Leased Properties is not materially and adversely affected thereby.

                                   ARTICLE 8.

         8.1 MAINTENANCE AND REPAIR. Exclusive of the matters described on EXHIBIT E ("Excluded Physical Plant Obligations") Lessee, at its expense, will keep the Leased Properties and all fixtures thereon and all landscaping, private roadways, sidewalks and curbs appurtenant thereto and which are under Lessee's control in good order and repair, whether or not the need for such repairs occurs as a result of Lessee's use, the elements or the age of the Leased Properties, or any portion thereof, or any cause whatever, and, except as otherwise provided in Article 12 and Article 13, Lessee will make all necessary and appropriate repairs thereto of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen. Lessee's repair and maintenance obligations provided for hereunder shall include, without limitation, the roof, foundation, plumbing and utility service lines within the Facilities, air conditioning, and heating equipment, ceiling, floors, floor coverings, plate glass and walls, whether structural or non-structural and whether exterior or interior, of the Facilities, excluding, however matters described on EXHIBIT E. Anything herein to the contrary notwithstanding, Lessor acknowledges and agrees that (i) the terms of this
Section 8.1 shall not be deemed to be breached by Lessee's maintaining the Leased Properties in good order and repair in at least the same condition in all material respects as on the

Commencement Date, ordinary wear and tear excepted and (ii) Lessee's repair and maintenance obligations hereunder shall not include matters described on EXHIBIT E, or any maintenance or repair caused or necessitated by the negligence or willful misconduct of or breach of this Lease by Lessor or those for whom it may in law be responsible, or repairs necessitated by the failure of Lessor or Lessor's predecessors in interest to keep the Leased Properties in good working order and repair, reasonable wear and tear excepted, prior to the Commencement Date, all of which shall be the obligation of Lessor to correct. Except for such deficiencies, non-conformance, non-compliance or improvements or repairs which are the result of (i) any such items described on EXHIBIT E, or (ii) the negligence or willful misconduct of, or breach of this Lease by Lessor or those for whom it may in law be responsible, or (iii) failure of Lessor or Lessor's predecessors in interest to keep the Leased Properties in good working order and repair, Lessee covenants and agrees to keep, maintain and repair the Leased Properties in such a manner that the Facilities will continue to be serviceable for their Primary Intended Use.

         8.2 SURRENDER. Upon termination of this Lease other than as a result of the purchase of one or more of the Leased Properties by Lessee in accordance with the purchase rights, if any, contained in this Lease, Lessee shall peaceably vacate and surrender the Leased Properties to Lessor in the state of repair required of it pursuant to this Lease, ordinary wear and tear, loss or damage due to casualty or taking by condemnation, excepted. To the extent not then prohibited by applicable law, upon such vacation and surrender of the Leased Properties, Lessee shall, to the extent allowed by law, execute all documents reasonably necessary or required to transfer the nursing home license for the Leased Properties to Lessor, or its designee, provided that the reasonable out of pocket costs and expenses of any such transfer or the processing of any application shall be paid by Lessor or its designee.

         8.3 REPLACEMENT PROPERTY. Lessee may, from time to time, replace with other operational equipment or parts or property (the "Replacement Property") any of the Fixtures and Lessor's Personal Property (the "Replaced Property") which shall have (a) become worn out, obsolete or unusable for the purposes for which it is intended, (b) been taken by Condemnation, in which event Lessee shall be entitled to that portion of any award made therefore, or
(c) been lost, stolen damaged or destroyed, in which event Lessee shall be entitled to that portion of any insurance proceeds paid with respect thereto; provided, however, that the Replacement Property shall (1) be in good operating condition, (2) have a then value and useful life at least equal to the value and estimated useful life of the Replaced Property as of the date thereof for Replaced Property specified in subparagraph (a), above, or have a then value and useful life at least equal to the value and estimated useful life of the Replaced Property immediately prior to the time that the Replaced Property specified in subparagraphs (b) and (c), above, had become so taken or so lost, stolen, damaged or destroyed, and (3) be suitable for a use which is the same or similar to that of the Replaced Property. All Replacement Property will be and remain Lessor's Personal Property and shall be a part of the Leased Properties under this Lease. All Replaced Property may be removed and shall become the property of Lessee. The proceeds from the sale of any Replaced Property shall be paid to Lessee and Lessee may trade in any worn out or obsolete Replaced Property on the purchase of any Replacement Property. Lessor shall execute, upon written request from Lessee, any and all bills of sale, assignments or other documents necessary or required to dispose of any Replaced Property in accordance with this Section 8.3. Anything herein to the contrary notwithstanding, Lessee shall have no obligation to replace, and Lessee may from time to time during the Term of this Lease discard and not replace, any inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary Fixtures or Lessor's Personal Property forming a non-essential part of the Leased Properties if in the reasonable business judgment of Lessee it is not cost effective to do so.

         8.4 SIGNAGE. Lessee may, at its own expense, erect and maintain identification signs at the Leased Properties, provided such signs comply with all applicable laws, ordinances and regulations and further provided that Lessee shall restore any damage to the Leased Properties caused by the removal of such signs.

                                   ARTICLE 9.

         9.1 IMPROVEMENTS, ALTERATIONS AND ADDITIONS BY LESSEE. Lessee shall have the right to and may make, at its sole cost and expense, such alterations, additions and improvements to the Leased Properties from time as it may, in its reasonable business judgment, determine are necessary or reasonably desirable for the continuing and proper use, operation and maintenance of the Leased Properties for their Primary Intended Use, provided however, alterations which effect a structural change in any Facility shall not be made, unless and until Lessee shall have caused plans and specifications therefor to have been prepared, at Lessee's expense, by a licensed architect, and shall have obtained the prior written approval of Lessor, which approval Lessor shall not unreasonably withhold. Lessor shall, within ten (10) Business Days of request therefore, advise Lessee of its approval or disapproval of the proposed alteration, improvement or addition. If not approved, then Lessor shall specify such alternative conditions, if any, upon which Lessor will approve of the proposed alteration, improvement or addition. Lessee shall cause the work on any alterations, improvements or additions permitted to be made hereunder (the "Permitted Alteration") to be performed, at its expense, promptly, in a good and workmanlike manner by a licensed general contractor, in accordance with good construction practices, and in compliance with all existing codes and regulations applicable to the Leased Properties, which improvements shall, in any event, constitute a complete architectural unit in keeping with the character of the Leased Properties and the area in which the Leased Properties are located and which will not change the Primary Intended Use of the Leased Properties. Each and every such improvement, alteration or addition shall immediately become a part of the affected Leased Properties and shall belong to Lessor subject, to the terms and conditions of this Lease. All materials which are scrapped or removed in connection with the making of any Permitted Alteration, or any other alteration, addition or improvement to any Leased Property shall be removed from the affected Leased Property at Lessee's expense and disposed of by Lessee in accordance with all applicable laws.

         9.2 LIENS. The Lessee shall ensure that no construction liens or other liens or encumbrances shall be registered against or shall otherwise affect any of the Leased Properties or any part thereof or the Lessor's interest therein in respect of material supplied or work done or to be done by the Lessee or on behalf of the Lessee. Lessee agrees to obtain and deliver to Lessor written waivers of mechanic's liens against the Leased Properties for all work, labor and services performed and materials furnished in connection with any alternations, additions or improvements made to any of the Leased Properties by the Lessee or on behalf of the Lessee, in form reasonably satisfactory to Lessor's attorney, the same to be executed by all contractors, subcontractors, materialmen, laborers and workmen involved in such work having a right or claim of lien therefore under applicable law. Notwithstanding the foregoing if any mechanic's lien is filed against any of the Leased Properties, Lessee shall be responsible for the reasonably timely payment and/or discharge of such lien. If the Lessee fails to discharge or cause any such lien to be discharged (by filing any bond required by law, payment or otherwise) within thirty (30) Business Days after receipt of Notice from the Lessor of the filing of the lien, then, in addition to any other rights or remedies of the Lessor, the Lessor may (shall not be obligated to) discharge the lien by paying the amount claimed into court and the amount so paid and all costs and expenses (including attorneys costs and expenses) plus interest at the Overdue Rate, shall be immediately due and payable by the Lessee to the Lessor forthwith upon demand.

                                  ARTICLE 10.

         10.1 PERMITTED CONTESTS. Lessee, after ten (10) days' prior written notice to Lessor, on its own or on Lessor's behalf (or in Lessor's name), but at Lessee's expense, may contest, protest or appeal by appropriate legal or administrative proceedings conducted in good faith and with due diligence, the amount, determination, validity, assessment, imposition or application, in whole or in part, of any Florida law, Imposition, legal requirements, lien, attachment, levy, encumbrance, charge or claim (collectively "Charge") which is required to be paid, discharged, observed or complied with by Lessee under this Lease; provided that (a) in the case of an unpaid Charge, the commencement and continuation of such proceedings or the posting of a bond as may be permitted by applicable law shall suspend the collection thereof from Lessor and from the Leased Properties; (b) none of the Leased Properties nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; (c) Lessor would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; and (d) if such contest be finally resolved against Lessor or Lessee, Lessee shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or otherwise comply with the applicable Charge. Lessor, at Lessee's expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in any such action and, if reasonably requested by Lessee or if Lessor so desires and then at its own expense, Lessor shall join as a party therein. Lessor will cooperate fully and in good faith with Lessee in such contest and shall do all things reasonably requested by Lessee in connection with any such action. Lessee shall indemnify and save Lessor harmless against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such action.

                                  ARTICLE 11.

         11.1 GENERAL INSURANCE REQUIREMENTS. During the Term of this Lease, Lessee, at its sole cost and expense, shall at all times keep the Leased Properties insured with the kinds and amounts of insurance described below. This insurance shall be written by reputable companies authorized to do insurance business in the State of Florida, with a rating as measured by Best's Key Rating Insurance Guide of not less than "A-". The policies must name Lessor as an additional insured. Losses shall be payable to Lessor and Lessee as provided in
Article XII. In addition, the policies shall name as an additional insured the holder of any mortgage, charge, deed of trust or other security agreement or encumbrance on the Leased Properties or the Lessor's interest therein as to which Lessee has been given written notice identifying such holder and the nature of its interest (all of the aforesaid being referred to as a "Facility Mortgage" and the holder thereof being referred to as a "Facility Mortgagee") by way of a standard form of mortgagee's loss payable clause. If available, each of the insurance policies required of Lessee hereunder shall contain an agreement, by endorsement on the policy or by independent instrument furnished to Lessor, that the insurer will endeavor to give to Lessor (and to any Facility Mortgagee, if required by the same) at least thirty (30) days written notice before the policy or policies in question shall be materially altered, allowed to expire or canceled. Evidence of insurance shall be deposited with Lessor and, if requested of Lessee in writing, with any Facility Mortgagee. The policies on the Leased Properties, including the Leased Improvements, shall insure against the following risks:

                  11.1.1 Loss of or damage to the Leased Improvements and Lessor's Personal Properties by fire, vandalism and malicious mischief, extended coverage perils known as "Special Risk" and all physical loss perils normally included in such Special Risk insurance, including but not limited to sprinkler leakage, in an amount not less than one hundred percent (100%) of the then full replacement cost thereof (as defined in Section 11.2, below);

                  11.1.2 Loss of rental under a blanket earnings and expense coverage endorsement covering risk of loss during reconstruction necessitated by the occurrence of any of the hazards described in
         Section 11.1.1. (but in no event for a period more than twelve (12) months) in an amount sufficient to prevent Lessor and Lessee from becoming a co-insurer;

                  11.1.3 Claims for personal injury, including death, and property damage occurring upon, in or about any of the Leased Properties under one or more policies of comprehensive general liability insurance, written on a broad form comprehensive basis including limits, in accordance with the minimum requirements of the State of Florida for skilled nursing homes;

                  11.1.4 Claims arising out of professional malpractice in accordance with the minimum requirements of the State of Florida for skilled nursing homes;

                  11.1.5 Lessee shall at all times during the Term of this Lease maintain adequate worker's compensation insurance coverage for all persons employed by Lessee on the Leased Properties, if required by law. Such worker's compensation insurance shall be in accordance with the requirements of applicable local, state, and federal law. Lessee may self insure for worker's compensation in strict compliance with the laws of the State of Florida.

         11.2 REPLACEMENT COST. The term "Full Replacement Cost" as used herein, shall mean the actual replacement cost of the Leased Improvements requiring replacement, from time to time, of like kind and quality, less exclusions normally provided in the standard form of All Risk Broad Form Policy. In all events full replacement cost shall be an amount sufficient that neither Lessor nor Lessee is deemed a co-insurer of the Leased Properties.

         11.3 WAIVER OF SUBROGATION. Each party hereto waives any and every claim which arises or may arise in its favor against the other party hereto during the Term of this Lease for any and all loss of or damage to any of its property located within or upon or constituting a part of the Leased Properties, which loss or damage is required by terms of this Lease to be covered by valid and collectible fire and extended coverage insurance policies to the extent that such loss or damage is recoverable under said insurance policies. Said mutual waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss of, or damage to, property of the parties hereto. Inasmuch as the above mutual waivers will preclude the assignment of the aforesaid claim by way of subrogation, or otherwise, to an insurance company, or to any other person, each party hereby agrees immediately to give each insurance company which has issued to it or them policies of fire and extended coverage insurance, written notice of the terms of said mutual waivers. All fire and casualty and property damage insurance policies required to be carried by Lessee covering the Leased Properties shall expressly waive any right of subrogation on the part of the insurer against the other party.

         11.4 LESSEE'S PERSONAL PROPERTY. Lessee shall be solely responsible for keeping Lessee's Personal Property located upon the Leased Properties insured against loss or damage by fire or other casualty.

         11.5 BLANKET POLICY. Notwithstanding anything to the contrary contained in this Article 11, Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee; provided, however, that the coverage afforded Lessor will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this
Article 11 are otherwise satisfied and provided further that Lessee maintains specific allocations acceptable to Lessor.

                                  ARTICLE 12.

         12.1 INSURANCE PROCEEDS PAYABLE ON DAMAGE OR DESTRUCTION. Except as provided in Section 12.3 below, all proceeds payable by reason of any loss or damage to one or more of the Leased Properties, or any portion thereof, and insured under any policy of insurance required by Article 11 of this Lease shall be paid to Lessor and held by Lessor in accordance with the provisions of this
Article 12. Lessor shall, unless this Lease is terminated by the Lessee pursuant to this Article 12 (in which event the Lessor shall be entitled to retain such proceeds), apply the proceeds solely to the construction and completion of any restoration or repair, as the case may be, of any damage to or destruction of the affected Leased Properties, or any portion thereof, as provided herein.

         12.2     RESTORATION IN THE EVENT OF DAMAGE OR DESTRUCTION COVERED.

                  12.2.1 In the event one or more of the Leased Properties, or any part thereof, is totally or partially destroyed or damaged by fire or other casualty such that the affected Facility is rendered untenantable or otherwise cannot be operated on a commercially practicable basis for its Primary Intended Use ("Unsuitable for its Primary Intended Use"), and it is reasonably anticipated that the necessary repair or restoration of such damage or destruction cannot be sufficiently completed within one hundred fifty (150) days after the date of the destruction or damage so as to make the affected Leased

         Property or Leased Properties fully tenantable and allow Lessee to use and occupy the same for its Primary Intended Use with at least the same number of licensed nursing home beds as existed immediately prior to such damage or destruction, then Lessee shall have the option to terminate this Lease as to the affected Facility or Facilities upon such date as is set forth in a Notice given to Lessor within sixty (60) days after the date of such destruction or damage, which termination shall be deemed effective, and Rent shall abate as of the date of such casualty. Lessee shall promptly pay to Lessor any Rent or other charges due Lessor under this Lease, and Lessor shall promptly refund to Lessee any Rent or other charges theretofore paid by Lessee, each prorated as of such date. As soon as possible, but not later than forty-five (45) days after the destruction or damage, Lessor shall furnish to Lessee its good faith estimate of the cost and time required to so restore or repair the affected Leased Property or Leased Properties and the failure or inability of Lessor to do so may be deemed by Lessee to be reasonable anticipation that the necessary repair or restoration cannot be completed in the time and manner required hereunder. In addition to Lessee's termination rights set forth above, Lessor shall have the right to terminate this Lease upon thirty (30) days written notice to Lessee in the event insurance proceeds payable in respect of a casualty are retained by Lessor's Facility Mortgagee for payment of the indebtedness secured by the Facility Mortgage.

                  12.2.2 In all other events in which one or more of the Leased Properties, or any part thereof, is destroyed or damaged by fire or other casualty, this Lease shall continue in full force and effect, and Lessor, at Lessor's cost and expense, shall within thirty (30) days of such casualty commence and proceed with reasonable diligence to restore the affected Leased Properties so damaged to substantially the same or better condition with at least the same number of licensed nursing home beds as existed immediately prior to such casualty and complete such repair or restoration within one hundred fifty (150) days of the casualty. In performing such restoration or repair, and as a condition to Lessor's obligation to restore and repair the affected Leased Property or Leased Properties, Lessor (or its Facility Mortgagee) shall receive insurance proceeds payable as the result of such fire or other casualty, in an amount sufficient to effect such restoration and repair, and Lessee shall promptly deliver to Lessor (or its Facility Mortgagee) any insurance proceeds it receives pertaining to the affected Leased Properties, except as provided in Section 12.3.

                  12.2.3 If the Lease is not terminated pursuant to Section 12.2.1, then the Rent payable under this Lease thereafter shall be reduced during the period required for repair or restoration in direct proportion that the number of licensed nursing home beds remaining useable by the Lessee bears to the number of licensed nursing home beds existing at the time of such fire or other casualty until such time as the required repairs to the affected Leased Properties have been completed.

         12.3 LESSEE'S PERSONAL PROPERTY; BUSINESS INTERRUPTION. All insurance proceeds payable by reason of any loss of or damage to any of Lessee's Personal Property shall be paid to Lessee, and Lessee shall hold such proceeds in trust to be used to restore and replace Lessee's Personal Property in the event that Lessor repairs or restores the affected Leased Property or Leased Properties as herein provided. All insurance proceeds payable by reason of the interruption of Lessee's business during repair or restoration of the Leased Properties shall be paid to and belong to Lessee, provided that Lessee shall use such proceeds to pay Rent to the extent due hereunder.

         12.4 EXCESS PROCEEDS. If there remains any surplus of insurance proceeds after completion of the repair or restoration of the affected Leased Properties, such surplus shall belong and be paid to Lessee.

         12.5     STANDARD OF WORK. All work commenced by Lessor under this
Article 12 to repair or restore the affected Facility or Facilities or other Leased Improvements shall be diligently prosecuted to completion in a good and workmanlike manner, using materials of comparable quality as used in the original construction of such Facilities or other Leased Improvements requiring repair or restoration.

         12.6 EFFECT OF TERMINATION. Anything herein to the contrary notwithstanding, in the event of any termination of this Lease as to one or more of the Facilities as a result of fire or other casualty as provided in this
Article 12, any and all insurance proceeds payable as a result of such fire or other casualty in respect of the Leased Improvements and Lessor's Personal Property shall belong to and be the property of Lessor, and the Rent and other charges payable under this Lease shall be adjusted as of the date of such damage or destruction. Lessee shall promptly pay to Lessor any Rent or other charges due Lessor under this Lease and Lessor shall promptly refund to Lessee any Rent or other charges theretofore paid by Lessee, each prorated as of such date.

         12.7 FAILURE TO REPAIR. Anything herein to the contrary notwithstanding, in the event that any damage or destruction to one or more of the Leased Properties, total or partial, the repair or restoration of which is commenced by Lessor hereunder, cannot be or is not repaired or restored so as to make the affected Leased Properties fully tenantable and allow the Lessee to use and occupy the same for its Primary Intended Use with the same number of licensed nursing home beds as existed immediately prior to such damage or destruction within one hundred fifty (150) days of the occurrence of the damage or destruction, then the Lessee may elect to terminate this Lease upon thirty
(30) days Notice to Lessor as to the affected Facility or Facilities.

         12.8 UNAVOIDABLE DELAYS. Provided that Lessor is proceeding diligently and in good faith, all periods of time for restoration and repair of the Leased Properties shall be extended for any delays caused by acts or omissions to act of Lessee and for any Unavoidable Delays, provided that any such extension shall not extend the time for completion of restoration and repair of the Leased Properties beyond twelve (12) months from the date of the damage or destruction requiring such restoration and repair.

                                  ARTICLE 13.

         13.1     CONDEMNATION.

                  13.1.1 If during the Term of this Lease, the whole of any of the Leased Properties or a substantial portion thereof rendering the remaining portion Unsuitable for Its Primary Intended Use, is taken or condemned by any competent public or quasi-public authority, this Lease shall terminate upon such taking by the condemning authority as to the affected Facility or Facilities. Lessee's obligations for the payment of Rent under this Lease shall be prorated as to the date of such termination.

                  13.1.2 In the event such taking or condemnation results in a taking of less than a substantial part of the affected Leased Property or Leased Properties so that such Leased Property can continue to be licensed as a skilled nursing facility and used for its Primary Intended Use, this Lease shall continue in full force and effect, excepting that Rent shall be reduced from the date of such taking in direct proportion that the number of licensed nursing home beds remaining useable by the Lessee after such taking bears to the number of licensed nursing home beds existing at the time of the taking. In such case, Lessor, shall, within thirty (30) days of such taking, commence and proceed with reasonable diligence to repair or restore the affected Leased Property or Leased Properties to a complete architectural unit of the same general character and condition (as nearly as may be practical under the circumstances) as existed immediately prior to such taking such that such Leased Properties can be occupied and used for its Primary Intended Use. Lessor shall complete such repair or restoration within one hundred fifty (150) days of such taking. In the event that during such repair or restoration the number of licensed skilled nursing facility rooms usable by Lessee is reduced, the Rent shall be reduced during the period of such repair or restoration in the proportion that the reduction bears to the number of licensed skilled nursing facility rooms existing at the time of the taking. Lessor shall refund to Lessee any Rent paid by Lessee to which Lessee may be entitled as a result of the abatement provided for herein. Lessor shall contribute to the cost of restoration and repair the amount of any and all awards of damages resulting from such taking payable to Lessor. Anything herein to the contrary notwithstanding, if the expense of repair and restoration exceeds the condemnation award received by Lessor, then Lessor shall have thirty (30) days after such partial taking within which to decide whether to make the repair and restoration or terminate this Lease. If, within this period, Lessor gives written notice of termination to Lessee, then this Lease shall terminate as of the date of such taking as to such affected Facility or Facilities and Lessee's obligations for the payment of Rent shall be prorated as of the date of such termination. If Lessor fails to give Lessee written notice of termination within this period, then Lessor shall proceed to make the required restoration and repair as herein provided.

         13.2 AWARDS. All compensation awarded upon any taking or condemnation of any one or more of the Leased Properties, or any part thereof shall belong to Lessor, and Lessee shall have no claim thereto, except that if and only to the extent that the award includes such items, Lessee may make its claim against the condemning authority and shall be entitled to receive and retain that portion of the award, if any, for moving expenses, business dislocation damages, the cost of Lessee's Personal Property and leasehold improvements. Nothing contained herein, however, shall be construed to preclude Lessee from prosecuting any claim directly against the condemning authority for any award to which Lessee may at law be entitled provided that any such claim does not diminish the award to Lessor.

         13.3     STANDARD OF WORK. All work commenced by Lessor under this
Section 13 to repair or restore the affected Leased Property or Leased Properties shall be diligently prosecuted to completion in a good and workmanlike manner using materials of comparable quality as used in the original construction of the Leased Properties.

         13.4 FAILURE TO REPAIR. Anything herein to the contrary notwithstanding, in the event that any partial taking of one or more of the Leased Properties, the repair or restoration of which as been commenced by Lessor hereunder, cannot be restored within one hundred fifty (150) days of the date of such partial taking so as to make the portion of such Leased Property not so taken fully tenantable and allow the Lessee to occupy and use the affected Leased Property or Leased Properties for the Primary Intended Use with the same number of licensed skilled nursing home beds as existed immediately prior to such taking, then Lessee may elect to terminate this Lease as to the affected Facility or Facilities upon thirty (30) days Notice given to Lessor.

         13.5 UNAVOIDABLE DELAYS. Provided that Lessor is proceeding diligently and in good faith, all periods of time for restoration and repair of the affected Leased Properties shall be extended for any delays caused by acts or omissions to act of Lessee and for any Unavoidable Delays, provided that any such extension shall not extend the time for completion of any required restoration and repair of such Leased Properties beyond twelve (12) months from the date of taking by the condemning authority.

                                  ARTICLE 14.

         14.1 EVENT OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and, collectively or more than one, "Events of Default") under this
Lease:

                  14.1.1 If Lessee shall fail to make payment of Rent payable by Lessee under this Lease when the same becomes due and payable and such failure is not cured by Lessee within a period of five (5) days after Notice thereof from Lessor; or

                  14.1.2   If Lessee shall:

                           14.1.2.1 admit in writing its inability to pay its
                                    debts generally as they become due,

                           14.1.2.2 file a petition seeking reorganization or
                                    relief under any applicable laws relating to the bankruptcy or insolvency,

                           14.1.2.3 make a general assignment for the benefit of
                                    its creditors,

                           14.1.2.4 consent to the appointment of a receiver of
                                    itself or of the whole or any substantial part of its property,

                           14.1.2.5 institute proceedings to be adjudicated a
                                    bankrupt or insolvent, or

                           14.1.2.6 consent to the institution of bankruptcy or
                                    insolvency proceedings against it, or

                  14.1.3 If Lessee shall, on a petition in bankruptcy filed against it, be adjudicated a bankrupt or have an order for relief thereunder entered against it or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Lessee, a receiver of Lessee, or of the whole or substantially all of its property, or approving a petition filed against Lessee, seeking reorganization or arrangement of Lessee, under the federal bankruptcy laws or any other applicable law, and such judgment, order or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of the entry thereof; or

                  14.1.4 If Lessee shall voluntarily surrender or attempt to surrender its license to operate one or more of the Leased Properties as a nursing home; transfer or attempt to transfer the license to operate one or more of the Leased Properties as a nursing home to any other location; or

                  14.1.5 If Lessee shall fail to observe or perform any other term, covenant or condition of this Lease, and such failure is not cured by Lessee within a period of thirty (30) days after Notice thereof from Lessor, unless such failure, by its nature, cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed to continue if Lessee proceeds promptly and with due diligence to cure the failure within said thirty
         (30) day period and diligently prosecutes such cure to completion;

                  14.1.6 Failure of Lessee to cure, abate, stay, clear, correct, or cause to be cured, abated, stayed, cleared or corrected, any violation or deficiency of which Lessee has been given written notice by the State of Florida or any other applicable governmental or regulatory agency having jurisdiction, within the applicable time deadlines set by the State of Florida or such agency documenting such violation or deficiency, and which if not so cured, abated, stayed, cleared and/or corrected causes or results in:

                           A.       a termination or revocation of the
                  license(s) and/or certification(s) of the Facility or Facilities to operate as a nursing home;

                           B. the removal of patients from such Facility or Facilities by order of such agency.

No notice shall be required to immediately terminate this Lease in the Event of Default under this subsection 14.1.6.

                  14.1.7 A default occurs under the Guaranty, under the Security Agreement or under one or more of the Pledge Agreements which default is not cured within the applicable cure period.

                  14.1.8 Lessee or an Affiliate of the Lessee defaults beyond any applicable grace period in the payment of any material amount or the performance of any material act required of the Lessee or such Affiliate by the terms of any other lease or other agreement between the Lessee or any Affiliate of the Lessee and Omega.

         14.2 REMEDIES. If an Event of Default shall have occurred and be continuing past any applicable grace period, Lessor shall have the right, at its election, then or at any time thereafter, to pursue any one or more of the following remedies, in addition to any remedies which may be permitted by law or by other provisions of this Lease, without further notice or demand, except as hereinafter provided:

                  14.2.1 Without any notice or demand whatsoever, Lessor may take any one or more actions permissible at law to ensure performance by Lessee of Lessee's covenants and obligations under this Lease. In this regard, it is agreed that Lessor may enter upon and take possession of such Leased Properties with or without terminating this Lease and thereupon continue to demand from Lessee the monthly rentals and other charges provided in this Lease. Lessor shall use its best efforts to relet the Leased Properties. If Lessor does relet the Leased Property such action by Lessor shall not be deemed as an acceptance of Lessee's surrender of the Leased Properties, unless Lessor expressly notifies Lessee of such acceptance in writing pursuant to subsection
         14.2.2 of this Section 14.2, Lessee hereby acknowledging that Lessor shall otherwise be reletting as Lessee's agent. It is further agreed in this regard that in the event of any Event of Default described in
         Section 14.1.5, Lessor shall have the right to enter upon the Leased Properties and do whatever Lessee is obligated to do under the terms of this Lease, and Lessee agrees to reimburse Lessor on demand for any reasonable expenses which Lessor may incur in thus effecting compliance with Lessee's obligations under this Lease, and further agrees that Lessor shall not be liable for any damages resulting to the Lessee from such action provided that Lessor is not negligent in its actions.

                  14.2.2 Lessor may terminate this Lease by Notice to Lessee, in which event Lessee shall immediately surrender the Leased Properties to Lessor, and if Lessee fails to do so, Lessor may, without prejudice to any other remedy which Lessor may have for possession or arrearage in Rent, enter upon and take possession of the Leased Properties, expel or remove Lessee, and, at Lessor's option, or if required by law in mitigation of Lessor's damages, relet or operate the Leased Properties. In addition, Lessee agrees to pay to Lessor, on demand, the amount of all loss and damage which Lessor may suffer by reason of any termination effected pursuant to subsection 14.1.5. Lessee shall pay to Lessor the difference between the Rent provided in this Lease for each calendar month and the monthly rentals and other charges or net income from the operation of the Leased Properties actually collected by Lessor for such month. If it is necessary for Lessor to bring suit in order to collect any deficiency, Lessor shall have a right to allow such deficiencies to accumulate and to bring an action on several or all of the accrued deficiencies at one time. Any such suit shall not prejudice in any way the right of Lessor to bring a similar action for any subsequent deficiency or deficiencies. Any amount collected by Lessor from subsequent tenants for any calendar month or from the operation of the Leased Properties in excess of the Rent and other charges provided in this Lease shall be credited to Lessee in reduction of Lessee's liability for any calendar month for which the amount collected by Lessor will be less than the monthly rentals and other charges provided in this Lease; but Lessee shall have no right to such excess other than the above described credit.

                  14.2.3 The rights and remedies of Lessor hereunder are cumulative, and pursuit of any of the above remedies shall not preclude pursuit of any other of the above remedies, any other remedies prescribed in other Sections of this Lease, or any other remedies provided by law or equity. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default.

         14.3 ADDITIONAL EXPENSES. In addition to payments required pursuant to subsections 14.2.3 and 14.2.2 above, Lessee shall compensate Lessor for all reasonable expenses incurred by Lessor in repossessing the Leased Properties and all reasonable expenses incurred by Lessor in reletting (including repairs, remodeling, replacements, advertisements and brokerage fees).

         14.4 LEGAL EXPENSES. In case suit shall be brought for recovery of possession of the Leased Properties, for the recovery of Rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of the Lessee to be kept or performed and a breach shall be established, Lessor shall be entitled to recover from Lessee its attorneys' fees and other legal expenses incurred in connection therewith.

                                  ARTICLE 15.

         15.1 LESSOR'S RIGHT TO CURE LESSEE'S DEFAULT. If Lessee shall fail to make any payment or to perform any act required to be made or performed under this Lease, and to cure the same within the relevant time periods provided in
Section 14.1, Lessor, without further Notice to or demand upon Lessee, and without waiving or releasing any obligation of Lessee, and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Properties for such purpose and take all such action thereon as, in Lessor's sole opinion, reasonably exercised, may be necessary or appropriate therefor. No such entry shall be deemed an actual or constructive eviction of Lessee. All sums so paid by Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, in each case, to the extent permitted by law) so incurred, together with a late charge thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Lessee to Lessor on demand. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

                                  ARTICLE 16.

         16.1 HOLDING OVER. If Lessee shall, for any reason hold over and remain in possession of a Leased Property or the Leased Properties after the expiration of the Term hereof, such possession shall be as a month-to-month tenant during which time Lessee shall pay as rental each month an amount equal to one hundred twenty five per cent (125%) of the then prevailing monthly Rent under this Lease pursuant to the provisions of this Lease with respect to the particular Leased Property or Leased Properties; provided, however, that any holding over at the request of or with the acquiescence of the Lessor or of a Facility Mortgagee including Omega shall be at the prevailing monthly Rent under this Lease. During such period of month-to-month tenancy, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, and shall have such rights hereunder to continue its occupancy and use of the Leased Properties as afforded under the terms of this Lease. Nothing contained herein, however, shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

                                  ARTICLE 17.

         17.1 SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT. Lessor may, subject to the terms and conditions set forth in this Article 17, from time to time, create or otherwise cause to exist any Facility Mortgage upon the Leased Properties to secure any borrowing or other means of financing or refinancing from or with a commercial bank or savings and loan association, trust company, insurance company, pension or retirement fund, real estate investment trust, college, university, charitable or religious organization or other similar institutional lenders authorized to make loans in the State of Florida. The parties acknowledge that, as of the Commencement Date, the Leased Property will be subject to an existing Facility Mortgage in favor of Omega (the "Existing Facility Mortgage"). Provided that Lessor shall have first obtained and delivered to Lessee a Non-Disturbance Agreement (as hereinafter defined and described) from the Facility Mortgagee of any such Facility Mortgage, this Lease and all the rights of Lessee hereunder will be subordinate to such Facility Mortgage and to all modifications, extensions, substitutions and refinancings thereof and all advances made or hereafter to be made thereunder. This clause shall be self-operative and no further instrument of subordination shall be required in order to effect such subordination. In connection with and as a condition precedent to such subordination on the part of Lessee to such Facility Mortgage, Lessor shall provide Lessee with a non-disturbance agreement (the "Non Disturbance Agreement") reasonably acceptable to Lessee executed by the Facility Mortgagee and providing that should such Facility Mortgagee (or a purchaser at a judicial or non-judicial sale or foreclosure) acquire title or control of or sell the Land and Leased Improvements, or any part thereof, of which a Leased Property or the Leased Properties are a part by way of the exercise of a power of sale, foreclosure or deed in lieu of power of sale or foreclosure, or otherwise, that such Facility Mortgagee, or any purchaser at such sale or other grantee or transferee of the Land and Leased Improvements, or any part thereof, (unless, at Lessee's option, Lessee elects otherwise) shall acquire or hold the same subject to this Lease and will not disturb Lessee's possession under this Lease for the remainder of the Term hereof and will recognize Lessee's rights under this Lease. In such event, Lessee hereby agrees to attorn to and reorganize such purchaser or other grantee or transferee as Lessor under this Lease. Lessee acknowledges that, as of the Commencement Date, it has made, executed, delivered and entered into a non-disturbance agreement acceptable to both Lessee and the Existing Facility Mortgagee in satisfaction of the requirements of this Section 17.1.

         17.2 FACILITY MORTGAGE AGREEMENTS. Lessor covenants and agrees to use commercially reasonable efforts to induce each Facility Mortgagee to permit insurance proceeds or condemnation awards, as the case may be, to be used for any restoration or repair required by the provisions of this Lease as set forth in Articles 12 and 13 hereof. So long as Lessee has timely paid all Rent due hereunder, Lessor covenants that it will timely and properly remit all mortgage payments (or otherwise cause such payments to be made directly by Lessee to the Facility Mortgage) in accordance with the terms and provisions of any Facility Mortgage. Lessor will utilize its best efforts to obtain a commitment from each Facility Mortgagee to notify Lessee of any default under its Facility Mortgage and to grant Lessee the same opportunity to cure any default as that afforded to Lessor (but Lessee shall not be obligated to do so). If Lessor is unable to obtain such a commitment, Lessor will give Lessee notice of each such default and afford Lessee an opportunity to cure such default (but Lessee shall not be obligated to do so) if Lessor is unable to cure the same within the applicable cure period, if any. Provided that Lessee is given the Non-Disturbance Agreement provided for herein, Lessee, will afford the Facility

Mortgagee a party thereto with a copy of any Notice of default given by Lessee to Lessor and an opportunity to cure any default of Lessor under this Lease, such cure right to be the same as that afforded to Lessor and to run concurrently with the cure rights of Lessor under this Lease.

         17.3 ESTOPPEL CERTIFICATES. In contemplation of the sale or mortgage of the Leased Properties, Lessee agrees to deliver an estoppel certificate which shall, at a minimum, state to the extent true: (1) that the Lease provided to the lender or purchaser is a true and correct copy of the Lease and that it has not been modified or terminated, except as set forth, (2) that the Rent in the Lease has not been modified, (3) that there are no disputes between Lessor and Lessee existing as to the Lease, (4) that to the best of Lessee's knowledge, Lessor has complied with the terms of this Lease to the date of the certificate, (5) that there has been no Rental paid more than thirty (30) days in advance, and (6) such other statements, acknowledgments and information as is customarily called for in estoppel certificates delivered in connection with commercial tenancies.

         17.4 RELATIONSHIP OF LESSEE TO EXISTING FACILITY MORTGAGE. Lessee further acknowledges that, as of the Commencement Date, it has been provided with a copy of that certain Loan Agreement made as of February 22, 1996 by and between Omega as lender and the respective entities comprising the Lessor, together with the form of the Mortgage, Security Agreement and Fixture Filing executed by each such Lessor's entity to secure the obligations of the Lessor to Omega (the "Omega Lending Documents"). To the extent that the Omega Lending Documents impose operating restrictions related solely to the use and operation of the Leased Properties, Lessee hereby covenants and agrees, on behalf of the Lessor, to use reasonable efforts to perform and to comply with such requirements, excluding, however, any requirement relating to items described on EXHIBIT E hereto, except as and to the extent provided in EXHIBIT E. In addition, the Lessee also expressly acknowledges and agrees to comply with the reporting requirements contained in Section 23.1 of that certain Consolidated Amended and Restated Master Lease dated November 8, 2000, effective October 1, 2002 by and between Sterling Acquisition Corp. and Diversicare Leasing Corporation (the "Existing Master Lease") as and fully to the extent such provisions would pertain to the Leased Properties as if incorporated therein. Lessee further expressly acknowledges that Omega is a third party beneficiary of the covenants of Lessee set forth in the Section 17.4 and elsewhere in this Lease to the extent that such covenants make reference to Omega or the "Facility Mortgage", and that all such covenants represent a material inducement to Omega to permit this Lease under the Omega Lending Documents.

                                  ARTICLE 18.

         18.1 INDEMNIFICATION. Lessee will protect, indemnify, save harmless and defend Lessor, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against Lessor by reason of: (i) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Properties during the Lease Term, (ii) any failure on the part of Lessee to perform or comply with any of the terms of this Lease to be performed or complied with by Lessee and (iii) any business or other activity carried on, permitted or suffered with respect to the Leased Properties by Lessee during the Term or thereafter during any time in which Lessee is in possession of the Leased Properties; provided, however, that such indemnity will not apply to the extent that any of the foregoing is caused by or attributable to the negligence or willful misconduct of Lessor or those for whom it may in law be responsible, or the breach or default by Lessor of its covenants, agreements or obligations under this Lease

         Lessor will protect, indemnify, save harmless and defend Lessee, from and against any and all liabilities, obligations, claims (including, without limitation, professional malpractice claims), damages, penalties, causes of action, costs and expenses (including reasonable attorneys' fees and expenses) imposed upon, suffered or incurred by, or asserted against Lessee by reason of, or arising out of, or related to: (i) the use or operation of, or any activity conducted on or from, the Leased Properties prior to the Commencement Date, (ii) the breach or untruth of the representations, warranties and covenants as to the condition of the Leased Properties made in Article 3 hereof, (iii) any accident, injury to or death of persons or loss of property occurring on or about the Leased Properties, prior to the Commencement Date, or (iv) any breach by Lessor or failure on the part of Lessor to perform or comply with any of its obligations, covenants or agreements under this Lease; provided, however, that such indemnity will not apply to the extent that any of the foregoing is caused by or attributable to the negligence or willful misconduct of Lessee or those for whom it may in law be responsible, or the breach or default by Lessee of its covenants agreements or obligations under this Lease.

                                  ARTICLE 19.

         19.1 ASSIGNMENT AND SUBLETTING. Lessee shall not be entitled to assign all or any part of Lessee's interest in this Lease or sublet or part with the possession of the whole or any part of any one or more of Leased Properties without the prior written consent of the Lessor, which consent shall not be unreasonably withheld, conditioned, or delayed. A sublease of rooms to residents of the Facilities or public areas shall not be considered a sublease for purposes of this Article 19. As a condition to any permitted assignment or sublease, Lessee shall remain and continue to be obligated for all of the terms and provisions of this Lease, including the payment of Rent, unless specifically released therefrom in writing by Lessor. In the event of any permitted assignment of this Lease, said assignee shall assume in writing all obligations of the Lessee under this Lease which shall accrue after such assignment.

         Anything in this Section 19.1 to the contrary notwithstanding, Lessor's consent to an assignment or subletting shall not be required for (i) an assignment of all (but not a portion) of Lessee's right, title and interest in and to this Lease to an Affiliate of Lessee including a subletting to one or more New Subs, or (ii) a transfer, in a single transaction, of all (but not a portion) of the ownership and voting interests in Lessee to an Affiliate of Lessee or (iii) an assignment or subletting of the Lessee's interest in one or more of the Facilities to a successor operator provided that such successor (1) has prior experience operating similar healthcare facilities having the same Primary Intended Use, (2) is able to obtain all licenses, permits and approvals necessary to operate the affected Facility or Facilities for their Primary Intended Use and (3) is reasonably acceptable to Omega or any successor Facility Mortgagee (each of (i), (ii), and (iii) herein a "Permitted Assignment"), provided that (a) at the time that such assignment becomes effective, no Event of Default on the part of Lessee then exists under the Lease, (b) such assignment is made by a written assignment and assumption agreement in form reasonably satisfactory to Lessor. Upon a Permitted Assignment, the Lessee and its Affiliates shall all be released from all obligations under this Lease and under all documents related to this Lease by virtue of such assignment.

                                  ARTICLE 20.

         20.1 LESSOR'S RIGHT TO INSPECT. Lessee shall permit Lessor and its authorized representatives, upon reasonable prior notice and subject to any privacy and security requirements of the residents of the Facilities the right to inspect the Leased Properties during usual business hours, subject to any security, health, safety or confidentiality requirements of any governmental agency or insurance requirement relating to the Leased Properties, or imposed by law or applicable regulations. Lessor agrees to exercise its privilege in such a way that there will be no unreasonable interference with the business conducted by Lessee from the Leased Properties. Lessee shall have the right to have a representative present at all times during any such inspection.

                                  ARTICLE 21.

         21.1 QUIET ENJOYMENT. Lessor covenants that Lessor is lawfully seized and possessed of the Leased Properties, has the full power, right and authority to execute and deliver this Lease and to perform its obligations hereunder without the necessity of the consent or joinder of any other person or party, and that the Leased Properties are free and clear of any liens, encumbrances, rights, interests or claims of any other parties or limitations or restrictions on its use, of any kind or nature, other than the Permitted Exceptions listed on EXHIBIT B attached hereto. So long as there is no Event of Default on the part of Lessee hereunder which has not been timely cured, Lessor covenants and agrees that Lessee shall peaceably and quietly have, hold and enjoy the exclusive right to the Leased Properties for the full Term of this Lease, free from any hindrance, disturbance, interference, or claim by any other person or party.

         21.2 NO ENCUMBRANCE BY LESSOR. In furtherance of Lessee's right to quiet enjoyment of the Leased Properties during the Term hereof, Lessor agrees that it will not grant, convey, create, suffer, or permit or allow to be created or incurred or to exist, any lien, restriction, encumbrance or other exception to its title to and interest in the Leased Properties, or any part thereof, other than the Permitted Exceptions listed on EXHIBIT B attached hereto and Facility Mortgages in compliance with Article 17 hereof.

                                  ARTICLE 22.

         22.1 NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted to be made or given hereunder shall be in writing and (i) personally delivered or (ii) sent by facsimile transmission or by certified or registered mail (postage prepaid), return receipt requested, or by a recognized national courier service, addressed to the respective parties as follows:

                  22.1.1   if to the Lessee:

                           Senior Care Florida Leasing, LLC
                           c/o Advocat Inc.
                           277 Mallory Station Road, Suite 130

                           Franklin, Tennessee  37067
                           Attention:  Chief Financial Officer
                           Telefax No.:  (615) 771-7409

              with a copy to:

                            Harwell Howard Hyne Gabbert & Manner, P.C.
                            315 Deaderick Street, Suite 1800
                            Nashville, Tennessee  37238
                            Attention:  J. Mark Manner
                            Telefax No.: (615) 251-1057

                  22.1.2   if to the Lessor:

                           c/o Emerald Healthcare, Inc.
                           211 Sabine Drive
                           Pensacola Beach, Florida  32561
                           Attention:  R. Brent Maggio, President
                           Telefax No.: 904/432-8557

            with a copy to:

                            Shell, Fleming, Davis and Menge
                            P.O. Box 1831
                            226 Palafox Place
                            7th Floor Seville Tower
                            Pensacola, Florida  32592-1831
                            Attention:  Charles Hoffman
                            Telefax No.: 850/435-1074

or to such other address as any party may hereafter designate in writing to the other party. Notice shall be deemed effectively delivered when personally delivered, when actually received by facsimile transmission or overnight courier if such facsimile transmission or delivery is made on a Business Day, or if not, on the first Business Day after delivery or facsimile transmission, or four (4) Business Days after being deposited in the United States mail, with postage prepaid, by certified or registered mail, return receipt requested. If the postal service is interrupted or is substantially delayed, any Notice must be given by personal delivery, courier service or facsimile transmission.

                      ARTICLE 23. [INTENTIONALLY OMITTED]

                                  ARTICLE 24.

         24.1 LESSOR'S EVENT OF DEFAULT. Lessor shall be in default ("Lessor's Event of Default") under this Lease if Lessor shall breach or fail to keep, observe or perform any term, provision, agreement, representation, warranty or covenant of this Lease to be kept, observed or performed by Lessor, and Lessor does not cure such breach or failure within thirty (30) days after Notice thereof from Lessee to Lessor and any Facility Mortgagee with respect to which Lessor has notified Lessee (or if such breach or failure cannot be cured within thirty (30) days, Lessor does not commence to cure said breach or failure prior to the expiration of said thirty (30) day period and diligently pursue such cure to completion). In the event of such a default on the part of Lessor under this Lease, in addition to any other rights or remedies to which it may be entitled under applicable law, all of which shall be cumulative, Lessee shall have the right upon further Notice to Lessor and any such Facility Mortgagee to (a) cure or attempt to cure such Lessor's Event of Default and Lessor shall reimburse Lessee for all reasonable costs and expenses actually incurred and paid by Lessee on written demand therefor failing which Lessee shall have the right to and may set off against and deduct from each one of the next successive monthly installments of Rent due under this Lease the amount of such costs and expenses, together with interest thereon at the Overdue Rate from the due date until paid, until such time as the entire amount, together with interest, has been paid to Lessee in full; or (b) if (i) the cost and expense to cure such breach or failure on the part of Lessor exceeds more than three (3) months Rent or (ii) such breach or failure on the part of Lessor renders or causes the Leased Properties to be Unsuitable for its Primary Intended Use, and such breach or failure remains uncured for a period of sixty (60) days, then Lessee may terminate this Lease by giving Lessor and any such Facility Mortgagee at least thirty (30) days' prior Notice of such termination on or after the sixty-first (61st) day of such breach or failure; provided however, no such notice of termination shall be effective if Lessor or any such Facility Mortgagee cures such failure prior to the expiration of such thirty (30) day period.

         24.2 LEGAL EXPENSES. In the event it becomes necessary for Lessee to employ an attorney to enforce the terms, covenants and conditions of this Lease to be observed or performed by Lessor, or to cure any default by Lessor with respect thereto, then Lessor will pay and reimburse Lessee, on demand therefore, the reasonable attorney's fees, costs and expenses, including court costs, incurred by Lessee in connection therewith.

                                  ARTICLE 25.

         25.1     MISCELLANEOUS

                  25.1.1 CHOICE OF LAW. This Lease shall be governed by and construed in accordance with the laws of the State of Florida.

                  25.1.2 CONSENTS. Whenever the consent or approval of Lessor or Lessee is required hereunder, such consent or approval shall, unless otherwise specifically provided for herein, not be unreasonably withheld or delayed.

                  25.1.3 ENTIRE AGREEMENT; AMENDMENTS IN WRITING. This Lease set forth the entire agreement between the parties hereto as to the leasing of the Leased Properties and supersedes and cancels any and all prior negotiations, arrangements, representations, agreements and understandings, oral or written, between the parties hereto and any Affiliate of either of them as to the leasing of the Leased Properties. No amendment or modification of this Lease shall be binding or valid, unless expressed in a writing executed by both parties hereto.

                  25.1.4 SEVERABILITY. If any provision of this Lease or the application of such provision to any person, entity or circumstance is found invalid or unenforceable by a court of competent jurisdiction, such determination shall not affect the other provisions of this Lease and all other provisions of this Lease shall be deemed valid and enforceable.

                  25.1.5 SUCCESSORS. All rights and obligations of the parties under this Lease shall extend to and bind the respective legal representatives, successors and permitted assigns of the parties hereto.

                  25.1.6 NO WAIVER. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term.

                  25.1.7 REMEDIES CUMULATIVE. To the extent permitted by law, each legal, equitable or contractual right, power and remedy of Lessor or Lessee now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Lessee of any or all of such other rights, powers and remedies.

                  25.1.8 NO PARTNERSHIP. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture between Lessor and Lessee or to cause either party to be responsible in any way for the debts or obligations of the other or any other party, it being the intention of the parties that the only relationship hereunder is that of lessor and lessee.

                  25.1.9 RECORDATION OF LEASE. Upon the request of either party hereto, the other party shall join in the execution of a memorandum of this Lease for the purpose of registration. Said memorandum shall be prepared and registered at the expense of the party requesting registration and shall be in substantially the form as attached as EXHIBIT F hereto.

                  25.1.10  TIME. Time is of the essence of this Lease.

                  25.1.11 HEADINGS. The descriptive headings used in this Lease are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

                                  ARTICLE 26.

         26.1 ARBITRATION. In case any controversy or dispute shall arise between the parties hereto as to any of the requirements of this Lease or the performance thereof, which the parties shall be unable to settle by agreement or as otherwise provided herein, such controversy shall be determined by arbitration. Such arbitration shall be conducted by three (3) arbitrators selected in accordance with the procedures of the American Arbitration Association and in accordance with its rules and procedures. The arbitration shall be conducted in a location mutually agreeable to both Lessor and Lessee and, failing agreement upon such location, the arbitration shall be conducted in Atlanta, Georgia. Any party may be represented by counsel or other authorized representative. The parties may offer such evidence as is relevant and material to the dispute. In rendering their decision, the arbitrators shall determine the rights and obligations shall determine the rights and obligations of the parties according to the substantive and procedural laws of the State of Florida and the terms and provisions of this Lease. The decision of the arbitrators shall be final and binding, and enforceable in any court of competent jurisdiction. Such decision shall set forth in writing the basis for the decision. In rendering such decision and award, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this Lease. The arbitrators may award costs, including reasonable attorneys fees to the prevailing party, if any, as determined by the arbitrators in accordance with the terms and provisions of this Lease. The fees and costs of the arbitrators shall be paid by the non-prevailing party as determined by the arbitrators in their discretion.

                         SIGNATURES ON FOLLOWING PAGE.

         IN WITNESS WHEREOF, the parties have executed this Lease by their duly authorized officers as of the date first above written.


                                     LESSOR:


                                     EMERALD-CEDAR HILLS, INC.



                                     By: /s/ R. Brent Maggio
                                        ---------------------------------------
                                     Name: R. Brent Maggio
                                     Its:  President


                                     EMERALD-GOLFVIEW, INC.



                                     By: /s/ R. Brent Maggio
                                        ---------------------------------------
                                     Name: R. Brent Maggio
                                     Its:  President


                                     EMERALD-SOUTHERN PINES, INC.



                                     By: /s/ R. Brent Maggio
                                        ---------------------------------------
                                     Name: R. Brent Maggio
                                     Its:  President


                                     EMERALD-GOLF CREST, INC.



                                     By: /s/ R. Brent Maggio
                                        ---------------------------------------
                                     Name: R. Brent Maggio
                                     Its:  President


                                     LESSEE:


                                     SENIOR CARE FLORIDA LEASING, LLC



                                     By:   /s/ William R. Council III
                                        ---------------------------------------
                                     Its:     CEO
                                         --------------------------------------

                                   EXHIBIT A-1
                                 (RECITALS, P.1)

                               DESCRIPTION OF LAND

              LEGAL DESCRIPTION OF MORTGAGE PROPERTY - CEDAR HILLS

All of Lot 1, Block 1, ORTEGA FARMS, according to the Plat thereof recorded in Plat Book 3, Page 79, Public Records of Duval County, Florida.

                                   EXHIBIT A-2
                                 (RECITALS, P.1)

                               DESCRIPTION OF LAND

               LEGAL DESCRIPTION OF MORTGAGE PROPERTY - GOLFCREST

Lots 7, 8, 9, 10, 11 and 12, in Block 51, of the Town of Hollywood, according to the plat thereof recorded in Plat Book 1, at Page 21, of the Public Records of Broward County, Florida.

                                   EXHIBIT A-3
                                 (RECITALS, P.1)

                               DESCRIPTION OF LAND

                LEGAL DESCRIPTION OF MORTGAGE PROPERTY - GOLFVIEW

Lots 1, 2, 3, 4, 5, 6, 7 (less the easterly two feet of Lot 7) and 23, Block 7, Flora Villa Park, according to plat thereof recorded in Plat Book 9, Page 150, Public Records of Pinellas County, Florida.

                                   EXHIBIT A-4
                                 (RECITALS, P.1)

                               DESCRIPTION OF LAND

             LEGAL DESCRIPTION OF MORTGAGE PROPERTY - SOUTHERN PINES

The South 316.10 feet of the North 589.53 feet of Tract 41, Port Richey Land Company Subdivision of Section 4, Township 26 South, Range 16 East as shown on a plat thereof recorded in Plat Book 1, Page 61, Public Records of Pasco County, Florida, less and except that portion taken for right of way for Congress Street.

Together with easements appurtenant thereto over part of the South 70 feet of said Tract 41 as granted by instrument recorded in Official Records Book 3439, Page 651, Public Records of Pasco County, Florida; and also together with an easement appurtenant thereto over an existing driveway leading off the above described property to the Northwest, as granted be deed recorded in Official Records Book 730, Page 468 (Docket #373813) Public Records of Pasco County, Florida, subject to the rights of Grantors therein to relocate said driveway at their expense.

                                    EXHIBIT B
                                 (SECTION 3.1.3)

                              PERMITTED EXCEPTIONS

Permitted Encumbrances - Southern Pines

         Taxes for 1996 and matters set forth in Schedule B-II, items 5, 6 and 7 of Attorney Title Insurance Fund Commitment No. C2262507.

Permitted Encumbrances - Golfview

         Taxes for 1996 and matters set forth in Schedule B-II, items 5A thru E of Attorneys Title Insurance Fund Commitment No. C2262509.

Permitted Encumbrances - Golfcrest

         Taxes for 1996

Permitted Encumbrances - Cedar Hills

         Taxes for 1996 and matters set forth in Schedule B-II, items 4, 5, 6 and 7 of Attorneys Title Insurance Fund Commitment No. C2262506.

                           [THESE NEED TO BE UPDATED]

                                    EXHIBIT C
                                  (SECTION 4.2)

                     EXAMPLE OF ADDITIONAL RENT COMPUTATION

Assumed Gross Revenue for Quarter Ending 03/31/03               $4,500,000.00

Cost of Operations Ending 03/31/03                             <$3,000,000.00>

Base Rent                                                      <$  450,000.00>

Fee Payable to DMSC                                            <$  315,000.00>
                                                                =============

                                                                $  735,000.00


                        (.50) ($735,000.00) = $367,500.00

                                   EXHIBIT D
                                 (SECTION 6.2)

    LESSEE'S PERSONAL PROPERTY ITEMS REMOVABLE FROM FACILITY UPON TERMINATION

                      EXCLUDED PERSONAL PROPERTY OF LESSEE

         1. Lessee's continuous quality improvement program, manuals and materials; management information systems; policy, procedure and educational manuals and materials and similar proprietary property.

         2. Computer hardware, and related equipment which is integrated with the computer system maintained by Advocat, and computer software, provided, however, that Lessee shall cause all data that is reasonably necessary for the continuing operation of one or more of the Facilities, and which may be accessed through such computers or software, to be made available to Lessor in a reasonably accessible form without material cost to Lessee.

                                    EXHIBIT E
                                  (SECTION 8.1)

                       EXCLUDED PHYSICAL PLANT OBLIGATIONS

Lessee's Obligations for Recommended Physical Plant Improvements

         Lessee is aware that certain existing circumstances or conditions of one or more of the Leased Properties have been reviewed by licensing, building code, state fire marshal, other third parties with competent authority over the Leased Properties, or one or more insurance inspectors (collectively the "Inspectors"). The Inspectors have, from time to time, required corrective actions for certain of such matters as have been identified to Lessor and Lessor's mortgagee ("Mortgagee") with respect to the Lease Properties (the "Recommended Improvements").

         The Lessee expects that Inspectors may, during the Term of the Lease, identify one or more other improvements to the physical plant of the Leased Properties which improvements as of the Commencement Date are unknown to the Lessee and which are required by the Inspectors for the continued operation of the Leased Properties for their Primary Intended Purposes, or for their continued operation with commercially reasonable insurance premiums (collectively, "Future Physical Plant Improvements").

         Prior to the Commencement Date of the Lease, the Lessor has been able to obtain waivers, exceptions or other relief (collectively "Waivers") from various Inspectors so that the Leased Properties could continue to operate on an interim basis in compliance with applicable legal and insurance requirements without implementing the Recommended Improvements. After the Commencement Date, the Lessee will use all necessary and reasonable efforts to maintain such Waivers, and to obtain such further and additional Waivers (or, in the case of insurance related Waivers, to find alternative coverage) as may be necessary to permit the continued operation of the Leased Premises without implementing any Future Physical Plant Improvements, but no assurance can be given as to the availability, extent or duration or the continued effectiveness of such Waivers after the Commencement Date.

         In light of the foregoing circumstances, the Lessee shall not be required under this Lease to commence, prosecute or complete such Recommended Improvements or to fund or finance any or all such Recommended Improvements and/or Future Physical Plant Improvements in excess of One Hundred Sixty-nine Thousand and No/100 Dollars ($169,000.00) per year, on a cumulative basis, in the aggregate allocated on a pro-rata basis per bed per facility during the Term of the Lease (the "Threshold Amount").

         In connection with the foregoing, Lessee shall provide prompt written notice to Lessor and Mortgagee of any Recommended Improvements and/or Future Physical Plant Improvements for which Waivers have been withdrawn or terminated, or for which Waivers have not been obtained, in either event after Lessee has used best reasonable efforts to have such Waivers continued, extended or obtained, together with a good faith estimate of the cost to implement such Recommended Improvements and/or Future Physical Plant Improvements.

         If (1) any Recommended Improvements and/or Future Physical Plant Improvements are required in writing to be performed by an Inspector, (2) unless such improvements are performed (a "Required Improvement"), either (a) the Facility will no longer be permitted under applicable law to operate for their Primary Intended Use, (b) the Facility will lose 25% or more of its licensed beds, or (c) the cost of fire or casualty insurance will be so high that it would be commercially unreasonable to continue to operate the Facility, and (3) there is a Funding Shortfall (as defined below), then Lessee shall promptly notify Lessor and Mortgagee of such Required Improvement, the reasonable estimated cost of performing such Required Improvement, and the amount of the Funding Shortfall. Within the earlier of (a) thirty (30) days of receipt of notice from Lessee or (b) the date the Facility would no longer be entitled under applicable law to operator for its Primary Intended Use, Lessor may, at its option, either (i) fund the Funding Shortfall (which funding may, with the consent of the Mortgagee, be in the form of an agreement to abate rent for a period of time); or (ii) provide written notice to Lessee and Mortgagee that it is unable or unwilling to fund such Funding Shortfall. If Lessor provides written notice that it is unable or unwilling to fund the Funding Shortfall, then within the earlier of (a) thirty (30) days of receipt of notice from Lessor or (b) the date the Facility would no longer be entitled under applicable law to operator for its Primary Intended Use, Mortgagee may, at its option, either (i) commit to fund the Funding Shortfall; or (ii) provide written notice to Lessee and Mortgagee that it is unable or unwilling to fund such Funding Shortfall. If neither Lessor nor Mortgagee elect to fund the Funding Shortfall, then, within thirty (30) days of such determination by Mortgagee, Lessee may either (i) perform the Required Improvement at its own cost and expense, or (ii) terminate this Lease as to the particular Leased Property to which the Required Improvements pertain by written notice to Lessor and Mortgagee. If the Lessee terminates this Lease pursuant to this Exhibit E as to a Leased Property, the Base Rent under this Lease shall be reduced in the same proportion as the number of licensed beds in the applicable Leased Property bears to the total number of licensed beds for all Leased Properties.

         As used in this Exhibit E, a "Funding Shortfall" means

         (1) If the Required Improvement relates to a legal requirement, the amount by which the estimated cost of such Required Improvement exceeds the sum of (i) the amount required to be expended by Lessee pursuant to the Lease for such improvements, plus (ii) the accrued amounts of Additional Rent as computed in Section 4.2 of this Lease as of the date the Required Improvement is to be made; or

         (2) If the Required Improvement relates to an insurance requirement, the amount by which the lesser of (a) the estimated cost of such Required Improvement or (b) the increase in insurance premium, exceeds the sum of (i) the amount required to be expended by Lessee pursuant to the Lease for such improvements, plus (ii) the accrued amounts of Additional Rent as computed in Section 4.2 of this Lease as of the date the Required Improvement is to be made.

                                    EXHIBIT F
                                (SECTION 25.1.9)

                           FORM OF MEMORANDUM OF LEASE

THIS INSTRUMENT PREPARED BY,
AND AFTER RECORDING, RETURN TO:
Richard E. Rabbideau, Esq.
DYKEMA GOSSETT PLLC
400 Renaissance Center
Detroit, Michigan  48243-1668

             MEMORANDUM OF CONSOLIDATED, AMENDED AND RESTATED LEASE

         THIS MEMORANDUM OF MASTER LEASE, made and entered into as of April ___ 2003, by and between _____________, a Florida corporation, having its principal office at 211 Sabine Drive, Pensacola Beach, Florida 32561 as Lessor and Senior Care Florida Leasing, LLC, a Delaware limited liability company, having its principal office at c/o. Advocat, Inc. 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067 as Lessee with respect to the real property identified in Exhibit "A" attached hereto and located in ________________ Florida.

                                   WITNESSETH:

1. Lessor and Lessee have entered into a Master Lease of even date herewith (the "Lease").

2. For and in consideration of the rents reserved and the other covenants contained in the Lease, Lessor has and does hereby continue to lease to Lessee, and Lessee has and does hereby continue to take and rent from Lessor, all of Lessor's rights and interest in and to the parcel of real property described in Exhibit "A" and the improvements, fixtures, personal and other property included within the definition of "Leased Properties" as set forth in the Lease.

3. The Initial Term of the Lease is approximately _______(___) years, commencing April ___, 2003 (the "Commencement Date") and ending on December 31, 2005.

4. This instrument is executed and recorded for the purpose of giving notice of Lessee's interest in the Leased Properties and giving notice of the existence of the Lease, to which reference is made for a full statement of the terms and conditions thereof. The respective addresses of the parties hereto are:

                                            Lessee:
                                            ------

                                            c/o Advocat, Inc.
                                            277 Mallory Station Road, Suite 130

                                            Franklin, Tennessee  37067
                                            Attention: Chief Financial Officer
                                            Telephone: (615) 771-7575
                                            Telecopier: (615) 771-7409

                                            Lessor:
                                            ------

                                            c/o Emerald Healthcare, Inc.
                                            211 Sabine Drive
                                            Pensacola Beach, Florida  32561
                                            Attn: R. Brent Maggio, President
                                            Telephone:
                                            Telecopier:

         IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their duly authorized officer or officers and general partners, as applicable, all as of the day and date first above written.

LESSOR:                                              LESSOR:
------                                               ------

--------------------------------                Senior Care Florida Leasing, LLC
a Florida corporation                       Delaware limited liability company



By:                                         By:
      --------------------------                  ------------------------------
Name:                                       Name:
      --------------------------                  ------------------------------
Its:                                        Its:
      --------------------------                  ------------------------------


                                       2